                                                   Note Trust Deed

                               Perpetual Trustees Victoria Limited

                   Interstar Securitisation Management Pty Limited

                             The Bank of New York, New York branch

                                       Interstar Millennium Trusts

                         Interstar Millennium Series 2003-1G Trust

                                                 The Chifley Tower
                                                  2 Chifley Square
                                                 Sydney  NSW  2000
                                                         Australia
                                               Tel  61 2 9230 4000
                                               Fax  61 2 9230 5333
                                                    www.aar.com.au

                         (C) Copyright Allens Arthur Robinson 2003

Note Trust Deed                                         Allens Arthur Robinson

-------------------------------------------------------------------------------

CROSS REFERENCE TABLE(1)


-------------------------------------------------------------------------------
TRUST INDENTURE ACT SECTION                         CLAUSE
-------------------------------------------------------------------------------
310      (a)(1)                                     23.6
         (a)(2)                                     23.1(d)
         (a)(3)                                     22.2(b)
         (a)(4)                                     22.2(b)
         (a)(5)                                     NA(2)
         (b)                                        23.6
         (c)                                        23.6, 23.1
                                                    NA
-------------------------------------------------------------------------------
311      (a)                                        13
         (b)                                        13
         (c)                                        NA
-------------------------------------------------------------------------------
312      (a)                                        35.1, 35.2(a)
         (b)                                        35.2(b)
         (c)                                        35.2(c)
-------------------------------------------------------------------------------
313      (a)                                        35.3
         (b)(1)                                     35.3
         (b)(2)                                     NA
         (c)                                        35.4
         (d)                                        35.3
-------------------------------------------------------------------------------
314      (a)(1)                                     35.5
         (a)(2)                                     35.5
         (a)(3)                                     35.5
         (a)(4)                                     11(j)
         (b)                                        11(k)
         (c)                                        36.1(a)
         (d)                                        36.1(b)
         (e)                                        36.1(c)
         (f)                                        36.1(a)
-------------------------------------------------------------------------------
315      (a)                                        13.2
         (b)                                        6.1(b)
         (c)                                        14.2
         (d)                                        34.8
         (e)                                        36.2
-------------------------------------------------------------------------------
316      (a)(1)                                     36.3
         (a)(2)                                     NA
         (b)                                        36.4
-------------------------------------------------------------------------------
317      (a)(1)                                     6.1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Page (i)

Note Trust Deed                                         Allens Arthur Robinson

-------------------------------------------------------------------------------


         (a)(2)                                     NA
         (b)                                        2.5
-------------------------------------------------------------------------------
318      (a)                                        36.5
----------------------------- -------------------------------------------------

NOTES:

1. This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.

2.       NA means not applicable.

--------------------------------------------------------------------------------
                                                                       Page (ii)

Note Trust Deed                                          Allens Arthur Robinson

--------------------------------------------------------------------------------

TABLE OF CONTENTS

1.   DEFINITIONS AND INTERPRETATION                                                                    1
     1.1      Definitions and Interpretation                                                           1
     1.2      Definitions in Master Trust Deed, Series Notice and Conditions                           2
     1.3      Interpretation                                                                           3
     1.4      Determination, statement and certificate sufficient evidence                             3
     1.5      Document or agreement                                                                    3
     1.6      Transaction Document                                                                     4
     1.7      Trustee as trustee                                                                       4
     1.8      Knowledge of Trustee                                                                     4
     1.9      Knowledge of the Note Trustee                                                            4
     1.10     Appointment of the Note Trustee                                                          4
     1.11     Commencement                                                                             4
     1.12     Opinion of Counsel                                                                       5

2.   PAYMENTS ON US$ NOTES                                                                             5
     2.1      Principal Amount                                                                         5
     2.2      Covenant to repay                                                                        5
     2.3      Deemed Payment                                                                           6
     2.4      Following Event of Default                                                               6
     2.5      Requirements of Paying Agents                                                            6
     2.6      Certification                                                                            7
     2.7      Determinations                                                                           7

3.   FORM OF, ISSUE OF AND DUTIES AND TAXES ON, US$ NOTES                                              7
     3.1      Issue of Global Notes                                                                    7
     3.2      Terms of Global Notes                                                                    7
     3.3      Issue of Definitive Notes                                                                9
     3.4      Notice of Exchange Events                                                                9
     3.5      Form of Definitive Notes                                                                 9
     3.6      Stamp and Other Taxes                                                                   10
     3.7      Indemnity for non-issue                                                                 10
     3.8      Note Register and Note Registrar                                                        10
     3.9      US Tax Treatment                                                                        11

4.   COVENANT OF COMPLIANCE                                                                           12

5.   CANCELLATION OF US$ NOTES                                                                        13
     5.1      Cancellation                                                                            13
     5.2      Records                                                                                 13

6.   ENFORCEMENT                                                                                      13
     6.1      Actions following Event of Default                                                      13
     6.2      Evidence of default                                                                     14
     6.3      Overdue interest                                                                        14
     6.4      Restrictions on enforcement                                                             14
     6.5      Action by Noteholders                                                                   15


---------------------------------------------------------------------------------------------------------
                                                                                                 Page (i)



Note Trust Deed                                                                    Allens Arthur Robinson

---------------------------------------------------------------------------------------------------------

7.   PROCEEDINGS                                                                                      15
     7.1      Acting only on direction                                                                15
     7.2      Security Trustee acting                                                                 15
     7.3      Note Trustee alone entitled to act                                                      16
     7.4      Available amounts                                                                       16
     7.5      No liability                                                                            16

8.   NOTICE OF PAYMENT                                                                                16

9.   INVESTMENT BY NOTE TRUSTEE                                                                       17

10.  PARTIAL PAYMENTS                                                                                 17

11.  COVENANTS BY THE TRUSTEE AND TRUST MANAGER                                                       17

12.  REMUNERATION OF NOTE TRUSTEE                                                                     20
     12.1     Fee                                                                                     20
     12.2     Additional Remuneration                                                                 20
     12.3     Costs, expenses                                                                         20
     12.4     Overdue rate                                                                            21
     12.5     Continuing obligation                                                                   21

13.  LIMITED RESPONSIBILITIES OF NOTE TRUSTEE                                                         21
     13.1     Limited Responsibilities                                                                21
     13.2     Examination of Documents                                                                27

14.  NOTE TRUSTEE'S LIABILITY                                                                         27
     14.1     No exemption from liability                                                             27
     14.2     Occurrence of an Event of Default                                                       28

15.  DELEGATION BY NOTE TRUSTEE                                                                       28

16.  EMPLOYMENT OF AGENT BY NOTE TRUSTEE                                                              28

17.  NOTE TRUSTEE CONTRACTING WITH TRUSTEE                                                            28

18.  WAIVER                                                                                           29

19.  AMENDMENT                                                                                        30
     19.1     Approval                                                                                30
     19.2     Extraordinary Resolution of Noteholders                                                 30
     19.3     Distribution of amendments                                                              30
     19.4     Amendments binding                                                                      30
     19.5     Conformity with TIA                                                                     30

20.  US$ NOTEHOLDERS                                                                                  31
     20.1     Absolute Owner                                                                          31
     20.2     Clearing System Certificate                                                             31

21.  CURRENCY INDEMNITY                                                                               32

22.  NEW NOTE TRUSTEES                                                                                32
     22.1     Appointment by Trustee                                                                  32
     22.2     Appointment by Note Trustee                                                             33
     22.3     Notice                                                                                  33
     22.4     Requirement for Note Trustee                                                            33

---------------------------------------------------------------------------------------------------------
                                                                                                 Page (ii)




Note Trust Deed                                                                    Allens Arthur Robinson

---------------------------------------------------------------------------------------------------------

23.  NOTE TRUSTEE'S RETIREMENT AND REMOVAL                                                            33
     23.1     Removal by Trustee                                                                      33
     23.2     Removal by US$ Noteholders                                                              34
     23.3     Resignation                                                                             34
     23.4     Trust Corporation                                                                       34
     23.5     Successor to Note Trustee                                                               34
     23.6     Eligibility; Disqualification                                                           35

24.  NOTE TRUSTEE'S POWERS ADDITIONAL                                                                 35

25.  SEVERABILITY OF PROVISIONS                                                                       35

26.  NOTICES                                                                                          36
     26.1     General                                                                                 36
     26.2     Details                                                                                 36

27.  GOVERNING LAW AND JURISDICTION                                                                   37

28.  COUNTERPARTS                                                                                     38

29.  LIMITED RECOURSE                                                                                 38
     29.1     General                                                                                 38
     29.2     Liability of Trustee limited to its right of Indemnity                                  38
     29.3     Unrestricted remedies                                                                   38
     29.4     Restricted remedies                                                                     38

30.  SUCCESSOR TRUSTEE                                                                                38

31.  REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE                                                 39

32.  NO LIABILITY                                                                                     39

33.  INFORMATION MEMORANDUM                                                                           39

34.  NOTE TRUSTEE'S LIMITED LIABILITY                                                                 39
     34.1     Reliance on certificates                                                                39
     34.2     Note Trustee's reliance on Trust Manager or Security Trustee                            40
     34.3     Compliance with laws                                                                    40
     34.4     Reliance on experts                                                                     41
     34.5     Oversights of others                                                                    41
     34.6     Impossibility or impracticability                                                       41
     34.7     Legal and other proceedings                                                             41
     34.8     No liability except for negligence etc.                                                 42
     34.9     Further limitations on Note Trustee's liability                                         42
     34.10    Conflicts                                                                               43
     34.11    Information                                                                             43
     34.12    Investigation by Note Trustee                                                           44

35.  NOTEHOLDERS' LISTS AND REPORTS                                                                   44
     35.1     Provision of information                                                                44
     35.2     Preservation of Information; Communications to Noteholders                              44
     35.3     Reports by Note Trustee                                                                 45
     35.4     Notices to US$ Noteholders; Waiver                                                      45
     35.5     Reports by Trustee                                                                      45


---------------------------------------------------------------------------------------------------------
                                                                                               Page (iii)




Note Trust Deed                                                                    Allens Arthur Robinson

---------------------------------------------------------------------------------------------------------

36.  TRUST INDENTURE ACT - MISCELLANEOUS                                                              46
     36.1     Compliance Certificates and Opinions, etc                                               46
     36.2     Undertaking for Costs                                                                   47
     36.3     Exclusion of section 316                                                                48
     36.4     Unconditional Rights of US$ Noteholders to Receive Principal and Interest               48
     36.5     Conflict with Trust Indenture Act                                                       48

SCHEDULE 1                                                                                            52
         Form of Global Note                                                                          52

SCHEDULE 2                                                                                            56
         Form of Definitive Note                                                                      56

SCHEDULE 3                                                                                            58
         Provisions for Meetings of US$ Noteholders                                                   58

SCHEDULE 4                                                                                            66
         Information to be contained in Noteholder's Report                                           66

SCHEDULE 5                                                                                            67
         Terms and Conditions of US$ Notes                                                            67


---------------------------------------------------------------------------------------------------------
                                                                                                Page (iv)

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

             |
DATE         |                                       2003
             |
-------------|
PARTIES      |
             |
-------------|
1.           |  PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 47 004 027 258) of
             | Level 4, 333 Collins Street, Melbourne, Victoria in its capacity | as trustee of Interstar Millennium Series 2003-1G Trust (the
             |  TRUSTEE);
             |
             |
2.           |  INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ACN 100 346
             | 898) of Level 28, 367 Collins Street, Melbourne, Victoria in its | capacity as Trust Manager (the TRUST MANAGER); and
             |
             |
3.           |  THE BANK OF NEW YORK, NEW YORK BRANCH of 101 Barclay Street,
             |  21W, New York, New York 10286 (the PRINCIPAL PAYING AGENT, the
             | CALCULATION Agent and the NOTE REGISTRAR and, in its capacity as | trustee for the US$ Noteholders, the NOTE TRUSTEE).
             |
             |
             |
RECITALS     |
             |
-------------|
             |
          A  |  The Trustee has resolved at the direction of the Trust Manager
             |  to issue US$[*] Class A2 Notes and US$[*] Class B1 Notes to be
             | constituted and secured in the manner provided in this deed and | the other Transaction Documents.
             |
             |
          B  |  The Note Trustee has agreed to act as trustee for the US$
             |  Noteholders under this deed.
             |
-------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

-------------------------------------------------------------------------------

1.1      DEFINITIONS AND INTERPRETATION

         The following definitions apply unless the context requires otherwise.

         CORPORATE TRUST OFFICE means the principal office of the Note Trustee at which at any particular time its corporate trust business is administered, which at the date of the execution of this deed is 101 Barclay Street, 21W, New York, New York 10286 or at such other address as the Note Trustee may designate by notice to the Trust Manager, the US$ Noteholders and the Trustee or the principal corporate trust office of any successor Note Trustee.

         EVENT OF DEFAULT means, in respect of a US$ Note, any of the events described in Condition 9.

         EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 1 of schedule 3.

         MASTER TRUST DEED means the Master Trust Deed dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, the Trust Manager and the Trustee dated [*].


-------------------------------------------------------------------------------
                                                                        Page 1

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         NOTE DEPOSITORY AGREEMENT means the Note Depository Agreement dated on or about the date of this deed between the Trustee, the Principal Paying Agent and DTC.

         NOTEHOLDERS REPORT means the report to be delivered by the Trust Manager, on behalf of the Trustee, in accordance with clause 11(l)(i) containing the information set out in schedule 4.

         NOTE TRUST means the trust established in clause 1.10 of this deed.

         OFFICER'S CERTIFICATE means a certificate signed by any Authorised Signatory of the Trustee or the Trust Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

         OPINION OF COUNSEL means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Trust Manager on behalf of the Trustee and who shall be satisfactory to the Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

         SERIES NOTICE means the Series Notice dated [*] between the Trustee, the Trust Manager, Interstar Securities (Australia) Pty Limited, Perpetual Trustee Company Limited, the Note Trustee, the Principal Paying Agent, the Calculation Agent, Interstar Nominees (B) Pty Limited, Interstar Nominees (N) Pty Limited and Interstar Nominees (R) Pty Limited.

         TIA means the United States Trust Indenture Act of 1939, as amended.

         TRUST CORPORATION means any person eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in section 310(a) of the TIA, which shall include The Bank of New York for so long as it complies with such section.

1.2      DEFINITIONS IN MASTER TRUST DEED, SERIES NOTICE AND CONDITIONS

         (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice and the Conditions (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

         (b) If a definition in any of the documents in paragraph (a) above is inconsistent with any of the other documents in paragraph (a), the definitions will prevail in the following order:

              (i)    definitions in this deed;

              (ii)   definitions in the Series Notice;

              (iii)  definitions in the Master Trust Deed;

              (iv)   definitions in the Conditions.

         (c) No change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any US$ Noteholder under this deed unless the Note Trustee (or the US$ Noteholders acting under clause 6.5, as the case may be) has agreed in writing to the changes under this deed.


-------------------------------------------------------------------------------
                                                                        Page 2

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

1.3      INTERPRETATION

         (a) Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

              (i) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

              (ii) an Event of Default SUBSISTS until it has been waived in writing by the Note Trustee;

              (iii) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

              (iv) all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

         (b) Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meanings in this deed.

              COMMISSION means the Securities and Exchange Commission of the United States of America.

              INDENTURE SECURITIES means the US$ Notes.

              INDENTURE SECURITY HOLDER means a US$ Noteholder.

              INDENTURE TO BE QUALIFIED means the Note Trust Deed.

              INDENTURE TRUSTEE or INSTITUTIONAL TRUSTEE means the Note Trustee.

              OBLIGOR on the indenture securities means the Trustee.

              Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to them by such definitions.

1.4      DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

         Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.5      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.


-------------------------------------------------------------------------------
                                                                        Page 3

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6      TRANSACTION DOCUMENT

         This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

1.7      TRUSTEE AS TRUSTEE

         In this deed, except where provided to the contrary:

         (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

         (b) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph (a) above.

1.8      KNOWLEDGE OF TRUSTEE

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

1.9      KNOWLEDGE OF THE NOTE TRUSTEE

         In relation to the Trust, the Note Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the Note Trust.

1.10     APPOINTMENT OF THE NOTE TRUSTEE

         Upon execution of this deed by the Note Trustee, the Note Trustee:

         (a) is appointed to act as trustee on behalf of the US$ Noteholders on the terms and conditions of this deed; and

         (b)  acknowledges and declares that it:

              (i) holds the sum of US$10.00 received on the date of this deed; and

              (ii) will hold the benefit of the obligations of the Trustee under this deed,

         in each case, on trust for each US$ Noteholder, in accordance with the terms and conditions of this deed. If the Note Issue Date has not occurred within 30 days of the Note Trustee executing this deed, the trust constituted under this clause 1.10 will cease.

1.11     COMMENCEMENT

         (a) This clause 1, clause 27 and clause 34.7 commence upon execution of this deed by the Note Trustee.

         (b) Subject to paragraph (a), this deed commences and will take effect on the Note Issue Date.


-------------------------------------------------------------------------------
                                                                        Page 4

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

1.12     OPINION OF COUNSEL

         For the purposes of this deed, the Trustee may where necessary seek, and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA. Where the Trustee elects to seek and has sought the Opinion of Counsel it shall not be required to take any action under this deed unless and until it has received such an Opinion of Counsel. The cost of any such Opinion of Counsel will be an EXPENSE of the Trustee in relation to the Trust.

2.       PAYMENTS ON US$ NOTES

-------------------------------------------------------------------------------

2.1      PRINCIPAL AMOUNT

         Subject to clause 2.3:

         (a) the aggregate Principal Amount of the Class A2 Notes is limited to US$[*]; and

         (b) the aggregate Principal Amount of the Class B1 Notes is limited to US$[*].

2.2 COVENANT TO REPAY

         (a) The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of the US$ Notes (including the Conditions) and the Transaction Documents (and subject to the terms of the Transaction Documents and the Conditions, including clause 29 of this deed and Condition 6) at the direction of the Trust Manager on:

              (i)    the Maturity Date; or

              (ii) each earlier date as the US$ Notes, or any of them, may become repayable (whether in full or in part),

              pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee in US$ in New York City in same day funds the Principal Amount of each Class of US$ Notes repayable or, in the case of a partial payment of the US$ Notes, the Principal Payment repayable, subject to and in accordance with the terms of the US$ Notes (including the Conditions).

         (b) Subject to clause 2.3 and to the terms of the US$ Notes (including the Conditions and the Transaction Documents (including clause 29 of this deed)), the Trustee shall, at the direction of the Trust Manager, pay or procure to be paid unconditionally to or to the order of the Note Trustee:

              (i) any interest (both before and after any judgment or other order of a court of competent jurisdiction), at the respective rates calculated from time to time, in accordance with and on the dates provided for in the Conditions; and

              (ii) principal payable at the times and in the amounts provided for in accordance with the Conditions.

         (c) The Note Trustee shall hold the benefit of the covenant in this clause 2.2, the covenants in clause 11, and all other rights of the Noteholders under the Notes, on trust for the benefit of the US$ Noteholders.


-------------------------------------------------------------------------------
                                                                        Page 5

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

2.3      DEEMED PAYMENT

         Any payment of principal or interest in respect of US$ Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to the US$ Notes by the Trustee in this clause 2 to the extent of that payment.

2.4      FOLLOWING EVENT OF DEFAULT

         At any time after an Event of Default in respect of the US$ Notes has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the Conditions, the Note Trustee may:

         (a) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent require the Principal Paying Agent, the other Paying Agents and the Calculation Agent under the Agency Agreement either:

              (i)     (A) to act as Principal Paying Agent, Paying Agents
                          and Calculation Agent respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this deed on the terms of the Agency Agreement except that the Note Trustee's liability under any provisions of the Agency Agreement for the indemnification of the Paying Agents and Calculation Agent shall be limited to any amount for the time being held by the Note Trustee on the trusts of this deed and which is available to be applied by the Note Trustee under this deed; and

                      (B) hold all Definitive Notes and all amounts, documents
                          and records held by them in respect of the US$ Notes to the order of the Note Trustee; or

              (ii) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the US$ Notes, to the Note Trustee or as the Note Trustee shall direct in that notice, other than any documents or records which the relevant Paying Agent or Calculation Agent is obliged not to release by any law or regulation; and

         (b) by notice in writing to the Trustee require it to make all subsequent payments in respect of the US$ Notes to or to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 shall not apply.

         (c) A payment by the Trustee of its payment obligations on each Quarterly Payment Date under the Series Notice and the Conditions to the Note Trustee in accordance with paragraph (b) above shall be a good discharge to the Trustee to the extent of such payment.

2.5      REQUIREMENTS OF PAYING AGENTS

         The Trust Manager on behalf of the Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that Paying Agent shall agree with the Note Trustee, subject to the provisions of this clause, that such Paying Agent shall:

         (a) hold on trust for the Note Trustee and the US$ Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the US$ Notes until all


-------------------------------------------------------------------------------
                                                                        Page 6

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

              relevant sums are paid to the Note Trustee or the US$ Noteholders or otherwise disposed of as provided in this deed; and

         (b) immediately notify by telex or facsimile the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and the Conditions in respect of the US$ Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

2.6      CERTIFICATION

         For the purposes of any redemption of US$ Notes under Condition 5, the Note Trustee may rely upon an Officer's Certificate of the Trust Manager certifying that the Trustee will be in a position to discharge all its liabilities in respect of the relevant US$ Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those US$ Notes and such certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those US$ Notes. The Note Trustee shall not incur any liability as a result of relying on such certificate or such certificate subsequently being considered invalid.

2.7      DETERMINATIONS

         If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to any US$ Notes in accordance with Condition 5(d), the Principal Payment or Principal Amount must be determined by the Calculation Agent in accordance with Condition 5(d)(iii) (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager.

3.       FORM OF, ISSUE OF AND DUTIES AND TAXES ON, US$ NOTES

-------------------------------------------------------------------------------

3.1      ISSUE OF GLOBAL NOTES

         (a) The Class A2 Notes shall on initial issue be represented by a Class A2 Global Note.

         (b) The Class B1 Notes shall on initial issue be represented by a Class B1 Global Note.

         (c) The Trustee shall on the date of this deed procure the registration in the Note Register of Cede & Co, as nominee for the Clearing Agency, as holder of each Global Note, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note except as provided in clause 3.3.

3.2      TERMS OF GLOBAL NOTES

         (a) Each Global Note will be issued in the form or substantially the form set out in schedule 1.

         (b) The procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of a Global Note (or part of a Global Note) and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any Global Note shall be made in accordance with the provisions of the terms of that Global Note and the normal practice of the Common Depository, the Principal Paying Agent, and the rules and procedures of the Clearing Agency from time to time.


-------------------------------------------------------------------------------
                                                                        Page 7

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         (c)  (i)    The Class A2 Global Notes shall be in an aggregate
                     Principal Amount of US$[*].

              (ii) The Class B1 Global Notes shall be in an aggregate Principal Amount of US$[*].

         (d) A Global Note registered in accordance with clause 3.1(b) shall be a binding and valid obligation of the Trustee. Until such Global Note (or part of the Global Note) has been exchanged pursuant to this deed, it (or that part) shall in all respects be entitled to the same benefits as a Definitive Note (subject to its terms). Each Global Note shall be subject to this deed.

         (e) The Trustee shall, at the direction of the Trust Manager, procure that, prior to the issue and delivery of a Global Note, that Global Note will be authenticated manually or by facsimile by an Authorised Signatory of the Principal Paying Agent and no Global Note shall be valid for any purpose unless and until so authenticated. Each Global Note must be signed manually or by facsimile by an Authorised Signatory or attorney of the Trustee on behalf of the Trustee and must be authenticated manually or by facsimile by the Principal Paying Agent.

         (f) Whenever a notice or other communication to the US$ Noteholders is required under this deed, unless and until Definitive Notes have been issued to Note Owners pursuant to clause 3.3, the Note Trustee shall give all such notices and communications specified herein to be given to US$ Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners in respect of the same.

         (g) Unless and until the Definitive Notes have been issued to the Note Owners pursuant to clause 3.3:

              (i) the provisions of this clause shall be in full force and effect;

              (ii) the Note Registrar, the Trustee, the Trust Manager, each Paying Agent and the Note Trustee shall be entitled to deal with the Clearing Agency for all purposes of this deed (including the payment of principal of and interest on the US$ Notes and the giving of instructions or directions hereunder) as the sole holder of the US$ Notes, and shall have no obligation to any Note Owners;

              (iii) to the extent that the provisions of this clause conflict with any other provisions of this deed, the provisions of this clause shall prevail;

              (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to clause 3.3, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on the US$ Notes to such Clearing Agency Participants; and

              (v) whenever this deed requires or permits actions to be taken based upon instructions or directions of Note Owners evidencing a specific percentage of the Principal Amounts of all or a Class of US$ Notes, the Clearing Agency shall be deemed to


-------------------------------------------------------------------------------
                                                                        Page 8

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                     represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in all or the relevant Class of US$ Notes and has delivered such instructions to the Principal Paying Agent.

3.3 ISSUE OF DEFINITIVE NOTES

         If at any time the US$ Notes are represented by Global Notes and:

         (a) the Principal Paying Agent advises the Trust Manager in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the US$ Notes and the Trust Manger is unable to locate a qualified successor; or

         (b) the Trustee, at the direction of the Trust Manager, advises the Principal Paying Agent in writing that it has elected to terminate the book-entry system through DTC; or

         (c) after the occurrence of an Event of Default, the Note Trustee, at the written direction of Noteholders holding a majority of the outstanding Principal Amount of the US$ Notes, advises the Trustee and the Principal Paying Agent that the continuation of a book-entry system is no longer in the best interests of the US$ Noteholders, then the Trust Manager must direct the Trustee to, and the Trustee must (at its expense), within 30 days of becoming aware of the occurrence of the relevant event, issue Definitive Notes in exchange for the whole of the outstanding interest in each Global Note.

3.4      NOTICE OF EXCHANGE EVENTS

         (a) The Trustee or the Trust Manager shall notify the Note Trustee forthwith if the Trustee or the Trust Manager (as the case may be) becomes actually aware of any of the events referred to in clause
              3.3 and shall, unless the Note Trustee agrees otherwise, promptly give notice of the event and of its obligations to issue Definitive Notes to the Note Owners in accordance with Condition 12.

         (b) The Note Trustee shall notify the Trustee and the Trust Manager forthwith if the Note Trustee becomes actually aware of any of the events referred to in clause 3.3.

3.5      FORM OF DEFINITIVE NOTES

         (a) Each Definitive Note will be issued in the form or substantially the form set out in schedule 2.

         (b) The Definitive Notes shall be issued in denominations of US$100,000 each (serially numbered) and shall be issued on the terms of the Conditions.

         (c) Title to the Definitive Notes shall pass by registration in accordance with the Master Trust Deed and this deed.

         (d) The Definitive Notes shall be signed manually or in facsimile by an Authorised Signatory or an attorney of the Trustee. The Trustee may use the facsimile signature of any person who at the date of printing of the Definitive Notes is an Authorised Signatory of the Trustee notwithstanding that at the time of issue of any of the Definitive Notes that person has


-------------------------------------------------------------------------------
                                                                        Page 9

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

              ceased for any reason to be an Authorised Signatory of the Trustee and the Definitive Notes so executed shall be binding and valid obligations of the Trustee. The Trustee shall procure that an Authorised Signatory of the Principal Paying Agent authenticates each Definitive Note. No Definitive Note shall be valid for any purpose unless and until so authenticated.

3.6      STAMP AND OTHER TAXES

         The Trustee will pay any stamp and other duties and Taxes payable in Australia or the United States on or in connection with:

         (a)  the execution of the Transaction Documents;

         (b) the constitution and original issue and delivery of the US$ Notes; and

         (c) any action taken by the Note Trustee or (where permitted under this deed so to do), the Clearing Agency or any Note Owner to enforce the provisions of the US$ Notes or the Transaction Documents; and

         (d) the creation of the security constituted under the Security Trust Deed.

3.7      INDEMNITY FOR NON-ISSUE

         If the Trustee is required to issue, or procure the issue of, Definitive Notes following an event specified in clause 3.3(b) but fails to do so within 30 days of the Trustee or the Trust Manager becoming actually aware of the occurrence of the relevant event then the Trustee shall (subject to clause 29 of this deed) indemnify the Note Trustee, the US$ Noteholders and the Note Owners and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee, the US$ Noteholders or the Note Owners is less than the amount that would have been received had Definitive Notes been issued within the 30 days referred to above. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3(b) shall be deemed to be cured. The Trust Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event.

3.8      NOTE REGISTER AND NOTE REGISTRAR

         (a) The Note Registrar, on behalf of the Trustee, shall keep or cause to be kept the Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar, on behalf of the Trustee, shall provide for the registration of the US$ Notes and the registration of transfers of US$ Notes. The Note Registrar will be responsible for registering US$ Notes and transfers of US$ Notes as provided in this deed and the Agency Agreement. The Trustee may appoint another person as Note Registrar in accordance with the Agency Agreement.

         (b) Upon surrender for registration of the transfer of any US$ Note at the office or agency of the Trustee to be maintained as provided in clause 11(e), if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the UCC) are met the Trustee must execute and upon its written request the Principal Paying Agent must authenticate and the US$ Noteholder shall obtain from the Note Trustee, in the name of the designated


-------------------------------------------------------------------------------
                                                                        Page 10

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

              transferee or transferees, one or more new US$ Notes, in any authorised denominations and of a like aggregate principal amount.

         (c) At the option of the US$ Noteholder, US$ Notes may be exchanged for other US$ Notes in any authorised denominations and a like aggregate principal amount, upon surrender of the US$ Notes to be exchanged at any such office or agency referred to in paragraph
              (b) above. Whenever any US$ Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Trustee must execute and upon its written request the Principal Paying Agent must authenticate and the US$ Noteholder shall obtain from the Note Trustee, the US$ Notes which the US$ Noteholder making the exchange is entitled to receive.

         (d) Every US$ Note presented or surrendered for registration of transfer or exchange shall be:

              (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Note Registrar duly executed by the transferring US$ Noteholder or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (STAMP) or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act; and

              (ii) accompanied by such other documents as the Note Registrar may require.

         (e) No service charge shall be made to a US$ Noteholder for any registration of transfer or exchange of US$ Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of US$ Notes.

         (f) Notwithstanding the preceding provisions of this clause, the Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of US$ Notes selected for redemption or of any US$ Note for a period of 10 days preceding the due date for any payment with respect to the US$ Note.

3.9      US TAX TREATMENT

         It is the intention of the parties to this deed and, by their holding of the US$ Notes, the US$ Noteholders, that the US$ Notes be treated for United States federal income tax purposes as debt denominated in US dollars. To the extent that the US$ Notes are not treated, for United States federal income tax purposes as debts denominated in US dollars, the Note Trustee, by entering into this deed and each US$ Noteholder, by its acceptance of its US$ Note hereby identify the US$ Noteholder's interest in:

         (a) the Class A2 A$ Equivalent of the Principal Amount of the relevant Class A2 Notes (the CLASS A PRINCIPAL AMOUNT) and the Class A2 A$ Interest Amount payable with respect to those Class A2 Notes (the CLASS A INTEREST, and together with the Class A Principal Amount, the CLASS A HYPOTHETICAL A$ SECURITY);


-------------------------------------------------------------------------------
                                                                        Page 11

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         (b) the Class B1 A$ Equivalent of the Principal Amount of the relevant Class B1 Notes (the CLASS B PRINCIPAL AMOUNT) and the Class B1 A$ Interest Amount payable with respect to those Class B1 Notes (the CLASS B INTEREST, and together with the Class B Principal Amount, the CLASS B HYPOTHETICAL A$ SECURITY); and

(c)      each related Currency Swap,

         for the purposes of Code Section 988(d)(2)(B) and Treasury regulation section 1.988-5(a)(8) as a "qualified hedging transaction" as defined in Treasury regulation section 1.988-5(a)(1). For such purposes:

              (i) each of the Class A Hypothetical A$ Security and the Class B Hypothetical A$ Security represents a qualifying debt instrument and each related Currency Swap, a hedge;

              (ii) each qualifying debt instrument and each hedge were acquired and entered into, respectively, as of the Note Issue Date (or, in the case of any subsequent acquisition of a US$ Note, as of the date of such subsequent acquisition);

              (iii) each qualifying debt instrument and each hedge are hereby identified as constituting a qualified hedging transaction;

              (iv) no amount must be deferred by reason of legging into integrated treatment;

              (v) each qualified debt instrument is described by the definitions of Class A Principal Amount and Class A Interest or Class B Principal Amount and Class B Interest (as the case may be) and the definitions relating thereto applying in this deed, and each hedge is described by the definition of Currency Swap applying in this deed; and

              (vi) the cash flow resulting from the treatment of each qualifying debt instrument and each hedge as a qualified hedging transaction is the US dollar cash flow that is payable under the terms of the US$ Notes.

4.       COVENANT OF COMPLIANCE

--------------------------------------------------------------------------------

         Each of the Trustee and the Trust Manager covenants with the Note Trustee that it will comply with and perform and observe all provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any US$ Noteholder. The Transaction Documents to which the Trustee and the Note Trustee are a party and the Conditions shall be binding on the Trustee, the Note Trustee and the US$ Noteholders. The Note Trustee (or the US$ Noteholders, under clause 6.5, as the case may be) is entitled to enforce the obligations of the Trustee under the US$ Notes and the Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the US$ Notes). The provisions contained in schedule 3 shall have effect as if set out in this deed.


-------------------------------------------------------------------------------
                                                                        Page 12

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

5.       CANCELLATION OF US$ NOTES

--------------------------------------------------------------------------------

5.1      CANCELLATION

         The Trustee shall procure that all US$ Notes:

         (a)  which have been redeemed in full; or

         (b) in the case of any Definitive Note, which, being mutilated or defaced, have been surrendered and replaced under Condition 11,

         shall forthwith be cancelled by or on behalf of the Trustee.

5.2      RECORDS

         The Trustee shall procure that:

         (a) the Principal Paying Agent keeps a full and complete record of all US$ Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement US$ Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes; and

         (b) such records shall be made available to the Note Trustee on reasonable notice and during business hours promptly following the Note Trustee's request for the same.

6.       ENFORCEMENT

--------------------------------------------------------------------------------

6.1      ACTIONS FOLLOWING EVENT OF DEFAULT

         (a) At any time while an Event of Default is subsisting the Note Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to Conditions 9 and 10) at its discretion and without further notice take any action available to it to direct the Security Trustee to:

              (i) institute any proceedings against the Trustee and/or the Trust Manager which are permitted under the Transaction Documents;

              (ii)   enforce the security created under the Security Trust Deed;
                     and

              (iii) enforce repayment of the US$ Notes together with accrued interest and any other moneys payable to the Note Trustee or the US$ Noteholders under the Transaction Documents.

         (b) The Note Trustee must, within 90 days of becoming aware of the occurrence of an Event of Default, notify each US$ Noteholder of the occurrence of that Event of Default unless:

              (i) the Event of Default is not an Event of Default under clause 8.1(a) of the Security Trust Deed; and

              (ii) it determines (and only for so long as it so determines) in good faith that withholding such notice is in the interests of the US$ Noteholders.


-------------------------------------------------------------------------------
                                                                        Page 13

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

6.2      EVIDENCE OF DEFAULT

         If the Security Trustee or the Note Trustee takes any action against the Trustee to enforce any of the provisions of any US$ Notes or this deed, proof that, as regards any US$ Note, the Trustee has not paid any principal or interest due in respect of that US$ Note shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other US$ Notes in respect of which the relevant payment is then due.

6.3      OVERDUE INTEREST

         The rates of interest payable in respect of any US$ Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Interest Period during which such US$ Note became due and repayable in accordance with the provisions of Condition 4 except that no notices need be given to the US$ Noteholders in relation to that interest.

6.4      RESTRICTIONS ON ENFORCEMENT

         (a) If any of the US$ Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the US$ Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property (as defined in the Security Trust Deed) unless either:

              (i) a sufficient amount would be realised to discharge in full all amounts owing to the US$ Noteholders and any other amounts payable by the Trustee ranking in priority to or pari passu with the US$ Notes; or

              (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its sole and absolute discretion (the cost of which advice shall be an Expense payable to the Note Trustee), that the cash flow receivable by the Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all the amounts referred to in paragraph (i) relating to the Trust.

         (b) Neither the Note Trustee (except in the case of negligence, fraud or wilful default by it) nor the Security Trustee (except in the case of negligence, fraud or wilful default by it) will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Trustee or any third party in respect of the Trustee or the US$ Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with paragraph (a).


-------------------------------------------------------------------------------
                                                                        Page 14

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


6.5      ACTION BY NOTEHOLDERS

         Notwithstanding any other provision of this deed, if the Note Trustee, having become bound to take steps and/or proceed under clause 6.1 and/or the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the US$ Noteholders may proceed directly against the Trustee but then only if and to the extent the US$ Noteholders are able to do so under Australian law.

7.       PROCEEDINGS

--------------------------------------------------------------------------------

7.1      ACTING ONLY ON DIRECTION

         The Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Security Trust Deed, this deed or any US$ Notes, unless directed or requested to do so:

         (a) by an Extraordinary Resolution of the US$ Noteholders, as appropriate; or

         (b) in writing by the holders of at least 75% of the aggregate Principal Amount of the US$ Notes, as appropriate,

         and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

         If an Extraordinary Resolution of Voting Mortgagees (as defined in the Security Trust Deed) elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Note Trustee must, at the direction in accordance with (a) and/or (b) above of the US$ Noteholders, direct the Security Trustee to enforce the Security Trust Deed on behalf of the Noteholders.

7.2      SECURITY TRUSTEE ACTING

         Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a US$ Note is entitled to proceed directly against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed or the US$ Notes (including the Conditions), provided that if the Security Trustee having become bound to take steps and/or to proceed under the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Note Trustee and/or US$ Noteholders may proceed directly against the Trustee but then only if and to the extent the US$ Noteholders are able to do so under Australian law. The Security Trustee shall comply with all directions given to it by the Note Trustee pursuant to any power to give directions granted to the Note Trustee pursuant to this deed or to the Security Trust Deed provided that the Security Trustee has the power under the Security Trust Deed to take the action contemplated by the direction, and the Security Trustee shall not be liable for any direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Security Trustee or its officers, employees or agents including as a consequence of following those directions.


-------------------------------------------------------------------------------
                                                                        Page 15

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


7.3      NOTE TRUSTEE ALONE ENTITLED TO ACT

         Subject to clauses 36.4, 6.5 and 7.2, only the Note Trustee may:

         (a) direct the Security Trustee to enforce or not to enforce the Security Trust Deed; or

         (b) enforce the provisions of this deed or the US$ Notes (including the Conditions),

         and no US$ Noteholder is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed or the US$ Notes (including the Conditions).

7.4      AVAILABLE AMOUNTS

         For the purpose of Condition 5(f) the Note Trustee shall not be satisfied that the Trustee will be in a position to discharge the liabilities referred in those Conditions unless, either:

         (a) the Trustee will have available to it sufficient cash in the Collection Account and sufficient Authorised Investments which will mature on or before the relevant Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security Trust Deed; or

         (b) the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P and Aa3 by Moody's or whose short term unsecured and unguaranteed debt securities are rated A-1 by S&P and P-1 by Moody's to provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities, and in each circumstance the Trust Manager has certified to the Note Trustee that the requirements of clause 7.4(a) or (b) have been met and the Note Trustee shall be entitled to rely on such certification.

7.5      NO LIABILITY

         In giving any direction to the Security Trustee under this deed or the Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for any failure by the Security Trustee so to comply.

8.       NOTICE OF PAYMENT

--------------------------------------------------------------------------------

         The Principal Paying Agent shall give notice to the relevant US$ Noteholders in accordance with Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under clause 16 of the Security Trust Deed. Those payments may be made in accordance with Condition 6 as appropriate (in the case of Definitive Notes) or to the order of the registered holder of the US$ Notes (in the case of any Global Note) and payment of those amounts by the Note Trustee to the Principal Paying Agent for that purpose shall be a good discharge to the Note Trustee.


-------------------------------------------------------------------------------
                                                                        Page 16

Note Trust Deed                                           Allens Arthur Robinson

--------------------------------------------------------------------------------
9.       INVESTMENT BY NOTE TRUSTEE

--------------------------------------------------------------------------------

         Moneys held by the Note Trustee under the trusts of this deed may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it. The Note Trustee need only account for interest on money held on deposit with itself equal to the highest rate payable by it to an independent depositor in respect of comparable deposits.

10.      PARTIAL PAYMENTS

--------------------------------------------------------------------------------

         On any payment of amounts by the Trustee, the Security Trustee or the Note Trustee in accordance with the Series Notice, the Conditions or the Security Trust Deed (other than the payment in full against surrender of a US$ Note) the Trustee, the Security Trustee or the Note Trustee (as the case may be) shall, or shall procure that, the Note Register relating to the US$ Note in respect of which such payment is made shall be amended to evidence the amount and the date of payment.

11.      COVENANTS BY THE TRUSTEE AND TRUST MANAGER

--------------------------------------------------------------------------------

         Each of the Trustee and the Trust Manager severally undertakes to the Note Trustee, on behalf of the US$ Noteholders, as follows in relation to the Trust for so long as any of the US$ Notes remain outstanding (except to the extent that the Note Trustee otherwise consents):

         (a) (MASTER TRUST DEED COVENANTS) It will comply with its covenants in clause 17, 21 and 28 of the Master Trust Deed (as the case may be).

         (b)  (TRANSACTION DOCUMENTS)

              (i) It will comply with its material obligations under the Transaction Documents.

              (ii) It will use its reasonable endeavours (to the extent that it is able to do so under the Master Trust Deed) to procure that each other party to a Transaction Document complies with and performs its obligations under that Transaction Document.

         (c) (INFORMATION) It will give to the Note Trustee a copy of any information in its possession relating to the Trust as soon as reasonably practicable in connection with the exercise and performance of its powers and obligations under this deed and which the Trustee or the Trust Manager (as the case may be) reasonably considers has a material bearing on the interest of the US$ Noteholders.

         (d)  (NOTIFY EVENTS OF DEFAULT)

              (i) It will promptly notify the Note Trustee if it has knowledge or notice of or is aware of the occurrence of an Event of Default, Trustee's Default or Trust Manager's Default or, with respect to the Trust Manager only, an event that, with the giving of notice or the passage of time would constitute an Event of Default, Trustee's Default or Trust Manager's Default (POTENTIAL DEFAULT) including full details (to the extent known, without making any enquiry) of that Event of Default, Trustee's


-------------------------------------------------------------------------------
                                                                        Page 17

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                     Default or Trust Manager's Default or, in respect of the Trust Manager only, Potential Default (as the case may be).

              (ii) In addition to its obligations under sub-clause item (d)(i) of this clause 11, it will confirm to the Note Trustee, on each anniversary of this deed:

                     (A) whether or not the Trust Manager or the Trustee is aware that any Event of Default or, with respect to the Trust Manager only, event that with the giving of notice or passage of time would constitute an Event of Default has occurred; and

                     (B) any other matter which is required to be notified to the Note Trustee under the Transaction Documents and which has not previously been so notified.

         (e) (MAINTENANCE OF OFFICE OR AGENCY) The Trust Manager on behalf of the Trustee will maintain in the Borough of Manhattan, The City of New York an office or agency where US$ Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trustee in respect of the US$ Notes and this deed may be served. The Trustee hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes. The Note Registrar shall act solely for, and as agent of, the Trustee and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (e). The Trust Manager will give prompt written notice to the Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trust Manager on behalf of the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Trustee hereby appoints the Note Trustee as its agent to receive all such surrenders, notices and demands.

         (f) (CALCULATION AGENT ) It will procure that, so long as any of the US$ Notes remain outstanding, there will at all times be a Calculation Agent.

         (g) (PRINCIPAL PAYING AGENT) It will procure that, so long as any of the US$ Notes remain outstanding, there will at all times be a Principal Paying Agent.

         (h) (CHANGE TO PAYING AGENTS OR CALCULATION AGENT) It will give notice to the US$ Noteholders in accordance with the Agency Agreement and Condition 12 of:

                     (i) any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Principal Paying Agent and any other Paying Agent) or Calculation Agent;

                     (ii) any change to any Paying Agent's Paying Office (as defined in the Agency Agreement); or

                     (iii) any change to the Calculation Agent's Specified Office (as defined in the Agency Agreement).


-------------------------------------------------------------------------------
                                                                        Page 18

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         (i) (NOTICES) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives for its approval, two copies of the form of every notice prior to the notice being given to the US$ Noteholders in accordance with Condition 12.

         (j) (ANNUAL STATEMENT AS TO COMPLIANCE) The Trustee (or the Trust Manager on its behalf) will deliver to the Note Trustee, within 120 days after the end of each fiscal year of the Trust (commencing on 30 September 2003), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

              (i) a review of the activities of the Trustee in respect of the Trust during such year and of performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the SIGNATORY); and

              (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Trustee has complied with all conditions and covenants under the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory of the nature and status of the default.

              For the purposes of this clause 11(j) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents.

         (k) (OPINIONS AS TO TRUST ESTATE) On the Note Issue Date, the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel the Security Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective.

              Within 120 days after the end of each fiscal year commencing on 30 September 2003 the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.

         (l)  (NOTEHOLDER REPORT)

              (i) The Trust Manager, on behalf of the Trustee, shall deliver to the Principal Paying Agent and the Note Trustee on each Payment Date the Noteholders Report for the related Collection Period, with written instructions for the Note Trustee and the Principal Paying Agent to forward the Noteholders Report to each US$ Noteholder.

              (ii) Each Noteholder Report shall contain the information set out in schedule 4.

         (m)  (LISTING) It will use its best endeavours to:


-------------------------------------------------------------------------------
                                                                        Page 19

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


              (i) obtain and maintain a quotation or listing of the US$ Notes on any Stock Exchange or Stock Exchanges or securities market or markets as the Trust Manager (with the prior written approval of the Note Trustee, that approval not to be unreasonably withheld or delayed) decides and following that quotation or listing enter into a deed supplemental to this deed to effect such consequential amendments to this deed necessary to comply with the requirements of any such Stock Exchange or securities market; and

              (ii) procure that there will at all times be furnished to the relevant Stock Exchange or securities market any information which such Stock Exchange or securities market may require to be furnished in accordance with its requirements.

12.      REMUNERATION OF NOTE TRUSTEE

--------------------------------------------------------------------------------

12.1     FEE

         The Trustee shall pay to the Note Trustee a fee agreed between them.

12.2     ADDITIONAL REMUNERATION

         If the Note Trustee gives a notice under Condition 9 or it undertakes duties which it considers expedient or necessary under this deed, or which the Trustee requests it to undertake and which duties the Note Trustee, the Trust Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed, the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

         In the event of the Note Trustee, the Trust Manager and the Trustee failing to agree as to any of the matters in this clause 12.2, such matter shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Trustee or, failing such approval, nominated (on the application of the Note Trustee or the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being shared equally by the Trustee and the Note Trustee) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee, the Trust Manager and the Trustee and shall be payable by the Trustee to the Note Trustee.

12.3     COSTS, EXPENSES

         (a) Subject to clause 34.8, the Trustee shall also reimburse, pay or discharge all reasonable costs, charges, liabilities and expenses and any stamp and other Taxes or duties paid by the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) in connection with undertaking its duties under the Transaction Documents and in connection with any legal proceedings brought by the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) to enforce any obligation under this deed or the US$ Notes.

         (b) Without prejudice to the right of indemnity by law given to trustees, to the extent the Trustee is itself entitled to be indemnified and, subject to clause 29, the Trustee indemnifies


-------------------------------------------------------------------------------
                                                                        Page 20

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


              the Note Trustee (or the US$ Noteholders acting under clause 6.5 (as the case may be)) and every other person properly appointed by it or any of them under this deed from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands incurred by or made against it or him in the execution of the trusts of this deed or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed.

12.4     OVERDUE RATE

         All sums payable by the Trustee under clause 12.3 shall be payable by the Trustee on the next Payment Date in the order set out in the Series Notice or (if applicable) the Security Trust Deed and shall carry interest at the rate of LIBOR plus 2% from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

12.5     CONTINUING OBLIGATION

         Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect notwithstanding such discharge and even if the Note Trustee has ceased to be the Note Trustee for any reason including but not limited to those contemplated in clause 23 it will be entitled to all rights arising to it prior to it ceasing to be the Note Trustee.

13.      LIMITED RESPONSIBILITIES OF NOTE TRUSTEE

--------------------------------------------------------------------------------

13.1     LIMITED RESPONSIBILITIES

         Subject to clauses 13.2 and 14, it is expressly declared as follows.

         (a) Any advice, opinion or information obtained by the Note Trustee from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

         (b) The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by two Authorised Signatories of the Trustee or the Trust Manager (as the case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that certificate.

         (c) The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note Trustee to be of good repute and except in the case of fraud, negligence or wilful default (in the case of the Security Trustee) or fraud, negligence or wilful default (in the case of the Note Trustee) of that party, neither the Note Trustee nor the Security Trustee shall be responsible for any loss, expense or


-------------------------------------------------------------------------------
                                                                        Page 21

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



              liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deed or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of any clearing organisations or their operators or by any person on behalf of the Note Trustee if prudently chosen in accordance with the Transaction Documents.

         (d) The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the US$ Notes by the Trustee or any moneys borrowed by the Trustee under any Transaction Document or the exchange of any Global Note for any Definitive Notes.

         (e) Except as otherwise provided in this deed or any other Transaction Documents to which it is a party, the Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and, until it has actual knowledge or express notice to the contrary, the Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any Relevant Document is observing and performing all the obligations on its part contained in the US$ Notes and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

         (f) Save as expressly otherwise provided in this deed or the Transaction Documents:

              (i) the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this deed and the Transaction Documents (the exercise of which as between the Note Trustee and the US$ Noteholders shall be conclusive and binding on the US$ Noteholders) but whenever the Note Trustee is under the provisions of this deed or the Transaction Documents bound to act at the request or direction of the US$ Noteholders, or any of them, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing; and

              (ii) in the absence of fraud, negligence or wilful default, the Note Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

         (g) The Note Trustee shall not be liable for acting upon any resolution purporting to have been passed at any meeting of the US$ Noteholders in respect of which minutes have been made and signed even though subsequently it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the US$ Noteholders.

         (h) The Note Trustee shall not be liable to the Trustee or any US$ Noteholder by reason of having accepted as valid or not having rejected any entry in the Note Register in respect of a Definitive Note which is subsequently found to be incorrect and the Note Trustee shall be at liberty to accept and place full reliance on the Note Register as complete and accurate


-------------------------------------------------------------------------------
                                                                        Page 22

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


              evidence to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of US$ Notes.

         (i) Any consent or approval given by the Note Trustee for the purpose of this deed, the Conditions and any Transaction Document may be given on any terms and subject to any conditions as the Note Trustee thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the Conditions may be given retrospectively.

         (j) Save as otherwise expressly provided in this deed, the Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any US$ Noteholder or any Mortgagee, any information made available to the Note Trustee by the Trustee, the Trust Manager or any other person in connection with the trusts of this deed and no US$ Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

         (k) Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed or any other Transaction Document or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Note Trustee in consultation with the Trustee and the Trust Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee and the US$ Noteholders.

         (l) Subject to clauses 6.5 and 7.4, the Note Trustee may certify in good faith, whether or not any of the events set out in paragraphs
              (b) to (g) of Condition 9 or any breach under clause 8 of the Security Trust Deed is in its opinion materially prejudicial to the interests of the relevant US$ Noteholders and may certify, in relation to the event set out in paragraph (a) of Condition 9 in relation to any payment of interest on the US$ Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Series Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Series Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the Trustee and the US$ Noteholders. The Note Trustee shall have no liability to the Trustee, any US$ Noteholder or any other person in relation to any such certificate or in relation to any delay or omission in providing such certificate. In giving any certificate relating to paragraph (a) of Condition 9, the Note Trustee may rely on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the US$ Noteholders. The Trustee shall pay the Note Trustee all costs and expenses of providing the certificate at the times specified in the Series Notice.

         (m) The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this deed or by the Trustee under any of the Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations


-------------------------------------------------------------------------------
                                                                        Page 23

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


              thereunder and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

         (n) The Note Trustee shall not be responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and (except with respect to itself) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any default or failure might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing each US$ Noteholder is solely responsible for making its own independent appraisal of and investigation into the Trust and the US$ Notes and the Note Trustee shall not at any time have any responsibility for the same and no US$ Noteholder shall rely on the Note Trustee in that respect.

         (o) The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call for or delivery of documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged Property or any other security.

         (p) The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this deed, the Transaction Documents or the US$ Notes (including the Conditions), except where expressly provided otherwise have regard to the interests of the US$ Noteholders.

         (q) Without prejudice to the provisions of any Transaction Document the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that property.

         (r) Subject to Condition 10(c), the Note Trustee shall not be responsible for any loss, expense or liability (including, without limitation, any decline in value or loss realised upon any sale or disposition made under the Security Trust Deed) occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Accounts from time to time however caused (including any bank, broker, depository, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or


-------------------------------------------------------------------------------
                                                                        Page 24

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


              otherwise), unless that loss is occasioned by the fraud, negligence, or wilful default of the Note Trustee.

         (s) The Note Trustee has no responsibility whatsoever to the Trustee or any US$ Noteholder as regards any deficiency or additional payment, as the case may be, which might arise because the Note Trustee or the Trustee is subject to any Tax in respect of the Mortgaged Property, the Security Trust Deed or any other security or any income or any proceeds from them.

         (t) No provision of this deed requires the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it has grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it. Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to an Obligor or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

         (u) The Note Trustee is not responsible (except as to itself) for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Security Interests or other documents entered into in connection with them or any Mortgage Insurance Policy or the priority constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it (except as to itself) be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

              (i) the nature, status, creditworthiness or solvency of any Obligor or any other person or entity who has at any time provided any security or support whether by way of guarantee, Security Interest or otherwise in respect of any advance made to any Obligor;

              (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

              (iii) the title, ownership, value, sufficiency or existence of any Land, Mortgaged Property or any Mortgage Insurance Policy;

              (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

              (v) the scope or accuracy of any representation, warranties or statements made by or on behalf of any Obligor in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;


-------------------------------------------------------------------------------
                                                                        Page 25

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

              (vi) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Obligor in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

              (vii) the performance or observance by any Obligor or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default, event of default or similar event contained in them or any waiver or consent which has at any time been granted in relation to any of the above;

              (viii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan;

              (ix) the title of the Trustee to any Mortgage or Loan or other Mortgaged Property;

              (x) the suitability, adequacy or sufficiency of any guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgages in relation to the advances;

              (xi) the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including Consumer Credit Legislation);

              (xii) the failure of any Approved Seller, the Servicer, the Trust Manager or the Trustee to obtain or comply with any Authorisation in connection with the origination, sale purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

              (xiii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

              (xiv) any accounts, books, records or files maintained by any Approved Seller, the Servicer, the Trustee, the Trust Manager or any other person in respect of any of the Mortgages or Loans; or

              (xv) any other matter or thing relating to or in any way connected with any Mortgage or Loan or any document entered into in connection with them whether or not similar to the above.


-------------------------------------------------------------------------------
                                                                        Page 26

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         (v) The Note Trustee is not liable or responsible for any loss, cost, damages, expenses, liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this deed, any other Transaction Document or any other document.

         (w) The Note Trustee is not liable in respect of it being treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Legislation, in respect of any of the Mortgages.

         (x) In connection with any proposed modification, waiver, authorisation or determination permitted by this deed, the Note Trustee shall not have regard to the consequences thereof for individual US$ Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.

         (y) Except as otherwise provided in this deed or any other Transaction Document, the Note Trustee shall have no responsibility for the maintenance of any rating of any US$ Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

         (z) The Note Trustee shall be under no obligation to monitor or supervise the functions of any person under any Authorised Investment, Support Facility, Mortgage, Loan or Transaction Document or any other deed, agreement or arrangement incidental to any of the above , and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that any person is properly performing its obligations in accordance with each Transaction Document.

         (aa) The Note Trustee acknowledges that the Trust Manager is responsible, under the Series Notice, for calculating all amounts referred to in clause 6.2 of the Series Notice (other than calculations required to be made by the Calculation Agent under the Agency Agreement) and the Note Trustee has no liability in respect of these calculations.

         The Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to section 311(a) of TIA only to the extent required by the TIA.

13.2     EXAMINATION OF DOCUMENTS

         The Note Trustee shall examine the evidence furnished to it pursuant to section 314 of the TIA to determine whether the opinions, searches, reports, certificates, valuations and investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan conform to the requirements of this deed.

14.      NOTE TRUSTEE'S LIABILITY

--------------------------------------------------------------------------------

14.1     NO EXEMPTION FROM LIABILITY

         Nothing in this deed shall exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability in respect of any fraud, negligence or wilful default of which it may be guilty in relation to its duties under this deed.


-------------------------------------------------------------------------------
                                                                        Page 27

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

14.2     OCCURRENCE OF AN EVENT OF DEFAULT

         In the case of an Event of Default, the Note Trustee shall exercise, with respect to the rights and powers vested in it by this deed, the same degree of care and skill as a prudent person would exercise under the circumstances in the conduct of such person's affairs.

15.      DELEGATION BY NOTE TRUSTEE

--------------------------------------------------------------------------------

         (a) The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the interests of the US$ Noteholders think fit, provided that appointment does not have an adverse effect on the ratings of the US$ Notes.

         (b) If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), the Note Trustee shall not be required to supervise the actions of the delegate and shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate. The Note Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee and each Designated Rating Agency.

16.      EMPLOYMENT OF AGENT BY NOTE TRUSTEE

--------------------------------------------------------------------------------

         The Note Trustee may in the conduct of the trusts of this deed instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this deed provided that the use of such an agent does not have an adverse effect on the ratings of the US$ Notes. So long as the Note Trustee exercises reasonable care in the selection of that agent, the Note Trustee shall not be required to supervise the actions of the agent and shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of that agent.

         Any trustee of this deed which is a lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed. Those charges will be for the account of the Note Trustee unless agreed otherwise who shall be reimbursed by the Trustee under clause 12.

17.      NOTE TRUSTEE CONTRACTING WITH TRUSTEE

--------------------------------------------------------------------------------

         Neither the Note Trustee nor any director or officer of a corporation acting as a trustee under this deed, nor the Security Trustee, is by reason of its or their fiduciary position in any way precluded


-------------------------------------------------------------------------------
                                                                        Page 28

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         from entering into or being interested in any contract or financial or other transaction or arrangement with the Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with any US$ Notes, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received or in connection with any of those arrangements.

18.      WAIVER

--------------------------------------------------------------------------------

         (a) The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its opinion the interests of any of the US$ Noteholders are not materially prejudiced and the rights of the US$ Noteholders to receive principal and interest in respect of the US$ Notes are not affected), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

                  (i) any breach or proposed breach by the Trustee or the Trust Manager of any of the covenants or provisions contained in this deed or in the US$ Notes (including the Conditions) or any other Transaction Document (as to which evidence of a breach of one US$ Note in a Class shall be deemed evidence of a breach of all US$ Notes in that Class); or

                  (ii) determine that any condition, event or act which constitutes, or which with the giving of notice, the lapse of time or the issue of a certificate would constitute, but for that determination, an Event of Default shall not, or shall not subject to specified conditions, be so treated for the purposes of this deed, but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given by an Extraordinary Resolution. No direction or request shall affect any waiver, authorisation or determination given or made by the Note Trustee prior to any express direction given by the US$ Noteholders pursuant to an Extraordinary Resolution.

         (b) Any waiver, authorisation or determination under this clause is binding on the US$ Noteholders and if, but only if, the Note Trustee so requires, shall be notified by the Trustee to the US$ Noteholders in accordance with Condition 12 as soon as practicable.


-------------------------------------------------------------------------------
                                                                        Page 29

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

19.      AMENDMENT

--------------------------------------------------------------------------------

19.1     APPROVAL

         The Note Trustee, the Trust Manager and the Trustee may, following the giving of notice to each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19) or the Conditions so long as that alteration, addition or modification is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

         (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

         (d) in the opinion of the Note Trustee not materially prejudicial nor likely to be materially prejudicial to the interests of the US$ Noteholders as a whole or a Class of US$ Noteholders,

         and in the manner, and to the extent, permitted by the Transaction Documents.

19.2     EXTRAORDINARY RESOLUTION OF NOTEHOLDERS

         Where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1, is materially prejudicial or likely to be materially prejudicial to the interest of US$ Noteholders as a whole or a Class of US$ Noteholders, the Note Trustee, the Trust Manager and the Trustee may make that alteration, addition or modification if sanctioned by an Extraordinary Resolution of all the US$ Noteholders or that Class of US$ Noteholders (as the case may be).

19.3     DISTRIBUTION OF AMENDMENTS

         The Trust Manager shall distribute to all US$ Noteholders a copy of any amendments made under clause 19.1 or 19.2 under Condition 12 as soon as reasonably practicable after the amendment has been made.

19.4     AMENDMENTS BINDING

         Any amendment under this clause is binding on the US$ Noteholders.

19.5     CONFORMITY WITH TIA

         Every amendment of this deed executed pursuant to this clause 19 shall conform to the requirements of the TIA as then in effect so long as this deed shall then be qualified under the TIA.


-------------------------------------------------------------------------------
                                                                        Page 30

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

20.      US$ NOTEHOLDERS

--------------------------------------------------------------------------------

20.1     ABSOLUTE OWNER

         (a) The Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the registered holder of any Definitive Note as the absolute owner of that Definitive Note (whether or not that Definitive Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of trust or other interest in it) for the purpose of making payment and for all purposes and none of the Trustee, the Trust Manager, the Security Trustee, the Note Trustee or the Paying Agents is affected by any notice to the contrary.

         (b) So long as the US$ Notes, or any of them, are represented by a Global Note, the Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the person for the time being shown in the records of the Clearing Agency as the holder of any US$ Notes as the absolute owner of those US$ Notes and the Trustee, the Trust Manager, the Security Trustee, the Note Trustee and the Paying Agents are not affected by any notice to the contrary, but without prejudice to the entitlement of the registered holder of the Global Note to be paid principal and interest on the Global Note in accordance with its terms. Without limitation, notices to the US$ Noteholders may be given by delivery of the relevant notice to the Clearing Agency as the holder of the US$ Notes for communication by them to entitled account holders.

         (c) Provided the Trustee, the Note Trustee or the Security Trustee (as the case may be) (or a Paying Agent on behalf of the Trustee, the Note Trustee, or the Security Trustee (as the case may be)) pays the registered holder of the Global Notes in accordance with the Transaction Documents, each Note Owner shall have no claim directly against the Trustee, the Note Trustee or the Security Trustee (as the case may be) in respect of payment due on any US$ Notes for so long as those US$ Notes are represented by a Global Note.

         (d) Without limiting the preceding paragraphs of this clause 20.1, all payments made to a Note Owner in respect of a US$ Note under this clause (or, in the case of a Global Note, to or to the order of the registered holder of the Global Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon those US$ Notes.

20.2     CLEARING SYSTEM CERTIFICATE

         The Trustee, the Trust Manager, the Security Trustee and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of a Clearing Agency or any form of record made by it to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Global Note.


-------------------------------------------------------------------------------
                                                                        Page 31

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

21.      CURRENCY INDEMNITY

--------------------------------------------------------------------------------

         Subject to this deed, including clause 29, the Trustee indemnifies the Note Trustee and the US$ Noteholders and keeps them indemnified against:

         (a) any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ due to the Note Trustee or the relevant US$ Noteholders under this deed or the relevant US$ Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$, and under which the Note Trustee or the US$ Noteholders do not have an option to have that judgment or order expressed in US$, and those prevailing at the date of actual payment by the Trustee; and

         (b) any deficiency arising or resulting from any variation in rates of exchange between:

                   (i) the date (if any) as of which the non-US$ currency equivalent of the US$ amounts due or contingently due under this deed (other than this clause) or in respect of the relevant US$ Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

                   (ii) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than US$.

                   The amount of that deficiency shall not be reduced by any variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

         (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the US$ Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the US$ Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the US$ Notes. Any deficiency will constitute a loss suffered by the US$ Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.

22.      NEW NOTE TRUSTEES

--------------------------------------------------------------------------------

22.1     APPOINTMENT BY TRUSTEE

         The Trustee may at the direction of the Trust Manager at any time appoint a new Note Trustee of this deed who has previously been approved by an Extraordinary Resolution of the US$ Noteholders. One or more persons may hold office as Note Trustee or Note Trustees of this deed but that Note Trustee or those Note Trustees must be or include a Trust Corporation. Whenever there are more than two Note Trustees of this deed the majority of those Note Trustees are competent to execute


-------------------------------------------------------------------------------
                                                                        Page 32

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this deed if a Trust Corporation is included in that majority.

22.2     APPOINTMENT BY NOTE TRUSTEE

         (a) The Note Trustee may, on 30 days prior written notice to the Trustee, the Trust Manager, the Principal Paying Agent and the US$ Noteholders (in accordance with Condition 12), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate Note Trustee or as a co-Note Trustee jointly with the Note Trustee:

                   (i) if the Note Trustee considers that appointment to be in the interests of the US$ Noteholders;

                   (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

                   (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this deed against the Trustee.

         (b) Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or imposed by the instrument of appointment.

         (c) The Note Trustee may remove any person appointed under this clause. The remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as Note Trustee or co-Note Trustee will be costs, charges and expenses incurred by the Note Trustee under this deed who shall be reimbursed by the Trustee under clause 12.

22.3     NOTICE

         The Note Trustee shall notify each Designated Rating Agency of any appointment of a new Note Trustee or its retirement or removal as soon as practicable.

22.4     REQUIREMENT FOR NOTE TRUSTEE

         Notwithstanding anything in this deed to the contrary, no person shall become a Note Trustee under this deed unless it meets the requirements of Section 26(a)(1) of the United States Investment Company Act of 1940, as amended (the INVESTMENT COMPANY ACT).

23.      NOTE TRUSTEE'S RETIREMENT AND REMOVAL

--------------------------------------------------------------------------------

23.1     REMOVAL BY TRUSTEE

         The Trustee (or the Trust Manager on its behalf after informing the Trustee of its intention to do so) may at any time terminate the appointment of the Note Trustee by giving written notice to that


-------------------------------------------------------------------------------
                                                                        Page 33

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         effect to each Designated Rating Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note Trustee:

         (a)      an Insolvency Event has occurred in relation to the Note
                  Trustee;

         (b)      the Note Trustee has ceased its business;

         (c) the Note Trustee fails to comply with any of its obligations under any Transaction Document and such failure has had or, if continued will have, a Material Adverse Effect (as determined by the Trustee), and, if capable of remedy, the Note Trustee does not remedy within 14 days after the earlier of:

                   (i)    the Note Trustee becoming aware of that failure; and

                   (ii) receipt by the Note Trustee of a written notice with respect thereto from either the Trustee or the Trust Manager; or

         (d) the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.6.

23.2     REMOVAL BY US$ NOTEHOLDERS

         The US$ Noteholders may resolve by Extraordinary Resolution to require the Trustee to remove the Note Trustee or Note Trustees for the time being of this deed.

23.3     RESIGNATION

         Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the Trustee, the Trust Manager, the Security Trustee and each Designated Rating Agency not less than 3 months written notice to that effect. Notwithstanding the preceding sentence, the Note Trustee shall not resign its appointment under this deed until a successor Note Trustee meeting the requirements set forth in clauses 22.4 and 23.6 has been appointed and has accepted its appointment as Note Trustee under this deed as provided in clause 23.5.

23.4     TRUST CORPORATION

         Each of the Trustee and the Trust Manager undertakes that if the only Note Trustee which is a Trust Corporation retires or is removed it will use reasonable endeavours to appoint a new Note Trustee of this deed which is a Trust Corporation as soon as reasonably practicable. The retirement or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed. The Trust Manager must assist the Trustee to appoint a new Note Trustee of this deed. If the Trustee fails to appoint a new Note Trustee within three months from such retirement or removal, the Note Trustee shall be entitled to appoint a new Note Trustee which is a Trust Corporation and such appointment shall be deemed to have been made under clause 22.2 of this deed.

23.5     SUCCESSOR TO NOTE TRUSTEE

         (a) On the execution by the Trustee, the Trust Manager and any successor Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note


-------------------------------------------------------------------------------
                                                                        Page 34

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



                  Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

         (b)      Any corporation:

                  (i)    into which the Note Trustee is merged;

                  (ii)   with which the Note Trustee is consolidated;

                  (iii) resulting from any merger or consolidation to which the Note Trustee is a party;

                  (iv) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                  shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

         (c) If no other person can be found to act as Note Trustee, the US$ Noteholders may elect a Note Trustee from among the holders of the US$ Notes.

23.6     ELIGIBILITY; DISQUALIFICATION

         (a) The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

         (b) The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

         (c) The Note Trustee shall comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

24.      NOTE TRUSTEE'S POWERS ADDITIONAL

--------------------------------------------------------------------------------

         The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the US$ Notes.

25.      SEVERABILITY OF PROVISIONS

--------------------------------------------------------------------------------

         Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the


-------------------------------------------------------------------------------
                                                                        Page 35

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

26.      NOTICES

--------------------------------------------------------------------------------

26.1     GENERAL

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

         (a)      must be in writing;

         (b)      must be signed by an Authorised Signatory of the sender; and

         (c)      will be taken to be duly given or made:

                  (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 26.2 or to any other address which may have been notified by the recipient to the sender under this clause 26;

                  (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26; and

                  (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place. Any party may by notice to each party change its address, facsimile and telex under this clause 26.1.

26.2     DETAILS

         The address, facsimile and telex of each person to whom notices may be sent at the date of this deed are as follows:

         THE TRUSTEE

         PERPETUAL TRUSTEES VICTORIA LIMITED
         Level 7
         9 Castlereagh Street
         Sydney  NSW  2000
         Australia

         Tel:              61 2 9229 9000
         Fax:              61 2 9221 7870
         Attention:        Manager, Securitisation


-------------------------------------------------------------------------------
                                                                        Page 36

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         THE TRUST MANAGER

         INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
         Level 28
         367 Collins Street
         Melbourne  VIC  3000
         Australia

         Tel:              61 3 9612 1111
         Fax:              61 3 9621 2368
         Attention:        Chief Executive Officer

         THE NOTE TRUSTEE

         THE BANK OF NEW YORK, NEW YORK BRANCH
         101 Barclay Street
         21W
         New York  New York  10286
         United States

         Tel:              44 207 964 6396 (c/o London)
         Telex:            N/A
         Fax:              44 207 964 6061 (c/o London)
         Attention:        Corporate Trust - Global Structured Finance

         With a copy to:

         THE BANK OF NEW YORK, LONDON BRANCH
         One Canada Square
         London, E14 5AL
         United Kingdom

27.      GOVERNING LAW AND JURISDICTION

--------------------------------------------------------------------------------

         This deed and the trust constituted under this deed are governed by the law of New South Wales, Australia. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there. The administration of the trust constituted under this deed, including the exercise of the Note Trustee's powers under clauses 13 and 34 of this deed and its standard of care under clause 14 are governed by the law of the State of New York and in the event of any inconsistency between the operation of the law of New South Wales, Australia and the law of the State of New York in respect of the application of those powers and that standard of care, the law of the State of New York will prevail to the extent of the inconsistency.


-------------------------------------------------------------------------------
                                                                        Page 37

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

28.      COUNTERPARTS

--------------------------------------------------------------------------------

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

29.      LIMITED RECOURSE

--------------------------------------------------------------------------------

29.1     GENERAL

         Clause 32 of the Master Trust Deed (as amended by the Series Notice) applies to the obligations and liabilities of the Trustee and the Trust Manager under this deed.

29.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

         Without limiting the generality of clause 29.1, clause 32.16 of the Master Trust Deed (as amended by the Series Notice) is incorporated into this agreement as if set out in full.

29.3     UNRESTRICTED REMEDIES

         Nothing in this clause 29 limits a party in:

         (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b)      obtaining declaratory relief; or

         (c)      in relation to its rights under the Security Trust Deed.

29.4     RESTRICTED REMEDIES

         Except as provided in clause 29.1 and subject to clause 29.3, a party shall not:

         (a) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

         (b) (WINDING UP) apply for the winding up or dissolution of the Trustee;

         (c) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee (other than the Trust Assets);

         (d) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Trustee (other than the Trust Assets);

         (e) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee (other than in respect of the Trust Assets); or

         (f) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Trustee,

         or take proceedings for any of the above and a party waives its rights to make those applications and take those proceedings.

30.      SUCCESSOR TRUSTEE

--------------------------------------------------------------------------------

         The Note Trustee shall do all things reasonably necessary to enable any successor Trustee appointed under clause 23 of the Master Trust Deed to become the Trustee under this deed.


-------------------------------------------------------------------------------
                                                                        Page 38

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

31.      REIMBURSEMENT FOR THE COST OF INDEPENDENT ADVICE

--------------------------------------------------------------------------------

         Where the Note Trustee is required to express an opinion or make a determination or calculation under this deed or the other Transaction Documents, the Note Trustee may appoint or engage such independent advisors including any of the persons referred to in clause 13.1(a) as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and any costs and expenses properly incurred by and payable to those advisors will be reimbursed to the Note Trustee by the Trustee or if another person is expressly stated in the relevant provision in a Transaction Document, that person.

32.      NO LIABILITY

--------------------------------------------------------------------------------

         Without limitation the Note Trustee shall not be liable (subject to the mandatory requirements of the TIA) for:

         (a) any decline or loss directly or indirectly arising from the Note Trustee acting or failing to act as a consequence of an opinion reached by it, except for the negligence, fraud or wilful default of the Note Trustee; and

         (b) any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, the Mortgaged Property (or any other property) or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of any clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except for the negligence, fraud or wilful default of the Note Trustee.

33.      INFORMATION MEMORANDUM

--------------------------------------------------------------------------------

         The Note Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Trustee or Trust Manager, including in connection with the issue of Notes. Neither the Trustee nor the Trust Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Note Trustee without the prior written consent of the Note Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Note Trustee is not required to take into account the interests of the Noteholders.

34.      NOTE TRUSTEE'S LIMITED LIABILITY

--------------------------------------------------------------------------------

         Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Note Trustee, it is expressly declared as follows.

34.1     RELIANCE ON CERTIFICATES

         The Note Trustee shall be entitled to call for and rely on a certificate or any letter of confirmation or explanation reasonably believed by it to be genuine, of the Trustee, the Trust Manager, any Paying


-------------------------------------------------------------------------------
                                                                        Page 39

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------




         Agent, the Calculation Agent or any Designated Rating Agency in respect of every manner and circumstance for which a certificate is expressly provided for under this deed or in respect of the rating of any of the US$ Notes or the Conditions and the Note Trustee is not bound in any such case to call for further evidence.

         The Note Trustee shall not incur any liability in respect of any action taken or thing suffered by it in reliance on any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document (including any of the above submitted or provided by the Trust Manager, a Noteholder or the Trustee) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

         In preparing any notice, certificate, advice or proposal the Note Trustee shall be entitled to assume that each person under any Authorised Investment, Support Facility, Mortgage, Loan, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

34.2     NOTE TRUSTEE'S RELIANCE ON TRUST MANAGER OR SECURITY TRUSTEE

         (a) (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Subject to clause 13.2, whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trust Manager or the Security Trustee to the Note Trustee, the Note Trustee may accept as sufficient the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trust Manager or the Security Trustee (as the case may be) or by any Authorised Signatory of the Trust Manager or the Security Trustee (as the case may be).

         (b) (NOTE TRUSTEE NOT LIABLE FOR LOSS) The Note Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager or the Security Trustee or any officer, employee, agent or delegate of the Trust Manager or the Security Trustee in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Note Trustee responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Note Trustee in any step taken by it.

34.3     COMPLIANCE WITH LAWS

         The Note Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by law or of any decree, order or judgement of any competent court or other tribunal, the Note Trustee shall be hindered, prevented or forbidden from doing or performing.


-------------------------------------------------------------------------------
                                                                        Page 40

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

34.4     RELIANCE ON EXPERTS

         The Note Trustee may act on the opinion or statement or certificate or advice of or information obtained from the Security Trustee, attorneys, barristers or solicitors (whether instructed by the Note Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Note Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information.

34.5     OVERSIGHTS OF OTHERS

         Subject to this deed, the Note Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgement, forgetfulness or want of prudence on the part of any attorney, banker, receiver, barrister, solicitor, agent, any person or agent appointed by the Note Trustee and on whom the Note Trustee is entitled to rely under this deed (other than a Related Corporation) or other person acting as agent or advisor to the Note Trustee.

34.6     IMPOSSIBILITY OR IMPRACTICABILITY

         If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this deed or any other Transaction Document, the Note Trustee shall not be under any liability nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates except to the extent of its own fraud, negligence or wilful default.

34.7     LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) The Note Trustee shall be indemnified out of the Trust for all legal costs and disbursements and all other costs, disbursements, outgoings and expenses incurred by the Note Trustee in connection with:

                  (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

                  (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of;

                  this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Note Trustee of the rights referred to in sub-paragraph (i) or the court proceedings referred to in paragraph (ii) (other than in each case the defence of any action, suit, proceeding or dispute brought against the Note Trustee), and the basis of incurring any of those costs, disbursements, outgoings and expenses by the Note Trustee:

                  (iii) has been approved in advance by an Extraordinary Resolution of the US$ Noteholders; or

                  (iv) the Note Trustee reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary to protect the Note Trustee against potential personal liability.


-------------------------------------------------------------------------------
                                                                        Page 41

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE, ETC.) The Note Trustee shall be entitled to claim in respect of the above indemnity from the Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to the Trust the amount previously paid by the Trust to it in respect of that indemnity.

34.8     NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

         In the absence of fraud, negligence or wilful default on the Note Trustee's part or on the part of any of its officers or employees, or any agent or delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this deed (and where this deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Note Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Noteholder or any other person or for any loss howsoever caused in respect of the Trust or to any Noteholder or other person.

34.9     FURTHER LIMITATIONS ON NOTE TRUSTEE'S LIABILITY

         Subject to clause 34.2, the Note Trustee shall not be liable:

         (a) (FOR LOSS ON DIRECTION) for any losses, costs, damages or expenses caused by its acting (in circumstances where this deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

                  (i) any Noteholder under this deed, any other Transaction Document or any other document; or

                  (ii)   by any person under a Support Facility,

                  except to the extent that it is caused by the fraud, negligence or wilful default of the Note Trustee, or any of its officers or employees, or an agent, delegate, sub-agent or sub-delegate employed by the Note Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

         (b)      (FOR CERTAIN DEFAULTS) for any Trust Manager's Default;

         (c) (FOR ACTS OF SECURITY TRUSTEE) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Security Trustee in relation to its obligations under the Transaction Documents;

         (d) (FOR ACTS OF PAYING AGENT) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;

         (e) (FOR ACTS OF CALCULATION AGENT) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the Transaction Documents;

         (f) (FOR FAILURE TO CARRY OUT AN AGREEMENT) for the failure of a person to carry out an agreement with the Note Trustee in connection with the Trust; or


-------------------------------------------------------------------------------
                                                                        Page 42

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         (g) (FOR FAILURE TO CHECK CALCULATIONS, ETC) for any losses, costs, liabilities or expenses caused by the Note Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Trust Manager or the Security Trustee, except, in the case of paragraph (g), to the extent that it is caused by the fraud, negligence or breach of trust of the Note Trustee.

         Nothing in this clause 34.9 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Note Trustee to supervise the Trust Manager or the Security Trustee in the performance of the Trust Manager's or the Security Trustee's functions and duties, and the exercise by the Trust Manager or the Security Trustee of its discretions.

34.10    CONFLICTS

                  (a) (NO CONFLICT) Nothing in this deed shall prevent the Note Trustee, the Trustee, any Dealer, the Trust Manager, the Security Trustee or any Related Corporation or Associate of any of them or their directors or other officers (each a RELEVANT PERSON) from:

                  (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

                  (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for the Trust; or

                  (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent,

                  provided that notwithstanding anything else in this deed to the contrary, the Note Trustee agrees that it shall not offer or provide credit enhancement to the Trust.

         (b) (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Noteholder or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

         (c) (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Noteholder or any other person for any profits arising from any such contracts, transactions or offices.


 34.11   INFORMATION

         Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Note Trustee under this deed or any other Transaction Document, the Note Trustee shall not have any duty or responsibility to provide any person (including any


-------------------------------------------------------------------------------
                                                                        Page 43

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         Noteholder) with any credit or other information concerning the affairs, financial condition or business of the Trust.

34.12    INVESTIGATION BY NOTE TRUSTEE

         Each Noteholder acknowledges that:

         (a) the Note Trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's Default has occurred in relation to the Trust other than where it has actual notice;

         (b) in making any such determination, the Note Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

35.      NOTEHOLDERS' LISTS AND REPORTS

--------------------------------------------------------------------------------

35.1     PROVISION OF INFORMATION

         The Trust Manager, on behalf of the Trustee, will furnish or cause to be furnished to the Note Trustee:

         (a) every six months (with the first six month period commencing on the Note Issue Date) (each such date being a NOTICE DATE), a list, in such form as the Note Trustee may reasonably require, of the names and addresses of the US$ Noteholders as of the Record Date immediately preceding that Notice Date; and

         (b) at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Manager with a copy provided to the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

         (c)      the Note Trustee is the Note Registrar; or

         (d)      the US$ Notes are Global Notes,

         no such list shall be required to be furnished.

35.2     PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS

         (a) The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the US$ Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 35.1 and if it acts as Note Registrar, the names and addresses of US$ Noteholders received by the Note Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 35.1 upon receipt of a new list so furnished.

         (b) US$ Noteholders may communicate pursuant to section 312(b) of the TIA with other US$ Noteholders with respect to their rights under this deed or under the US$ Notes.

         (c) The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.


-------------------------------------------------------------------------------
                                                                        Page 44

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


35.3     REPORTS BY NOTE TRUSTEE

         If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 2003, the Note Trustee shall mail to each US$ Noteholder, the Trustee and the Trust Manager as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to US$ Noteholders shall be filed by the Note Trustee with the Commission and each stock exchange, if any, on which any US$ Notes are listed. The Trust Manager on behalf of the Trustee shall notify the Note Trustee if and when any US$ Notes are listed on any stock exchange.

35.4     NOTICES TO US$ NOTEHOLDERS; WAIVER

         (a) Where this deed provides for notice to US$ Noteholders of any event, such notice shall be sufficiently given (unless otherwise provided by law or otherwise herein expressly provided) if:

         (i) for so long as any US$ Notes are listed on the Australian Stock Exchange, published in a leading newspaper having general circulation in Australia. Each such notice will be deemed to be given on the date of the first publication; or

         (ii) in relation to any notice specifying a Quarterly Payment Date, an Interest Rate, any Interest payable, any Principal Payment (or the absence of a Principal Payment) or the Principal Amount of any US$ Note after any Principal Payment, that notice is published on a page of the Reuters Screen or the electronic information system made available by Bloomberg L.P. or any other similar electronic reporting service as may be approved by the Note Trustee in writing and notified to the US$ Noteholders.

                  Such notice will be deemed to be given on the first date on which it appears on the relevant electronic reporting service; or

         (iii) if, for any reason, it is impractical to give notice in the manner provided in paragraph (ii) of this clause 35.4(a), then the manner of giving notice referred to in paragraph
                  (i) of this clause 35.4(a) shall be deemed to be a sufficient giving of notice.

         (b) Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by US$ Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

35.5     REPORTS BY TRUSTEE

         The Trustee (or the Trust Manager on its behalf) shall:

         (a) file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time


-------------------------------------------------------------------------------
                                                                        Page 45

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



                  to time by rules and regulations prescribe) which the Trustee may be required to file with the Commission pursuant to section 13 or 15(d) of the Exchange Act;

         (b) file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

         (c) supply to the Note Trustee (and the Note Trustee shall transmit by mail to all US$ Noteholders described in section 313(c) of the TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses (a) and (b) of this clause 35.5 as may be required by rules and regulations prescribed from time to time by the Commission.

36.      TRUST INDENTURE ACT - MISCELLANEOUS

--------------------------------------------------------------------------------

36.1     COMPLIANCE CERTIFICATES AND OPINIONS, ETC

         (a) Upon any application or request by the Trustee or the Trust Manager to the Note Trustee to take any action under any provision of this deed, the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee:

                  (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

                  (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

                  (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this deed, no additional certificate or opinion need be furnished.

         (b)      (i)    Prior to the deposit of any property or securities with
                         the Trustee that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, the Trustee (or the Trust Manager on its behalf) shall, in addition to any obligation imposed in clause 36.1(a) or elsewhere in this deed, furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

                  (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Trustee shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Security


-------------------------------------------------------------------------------
                                                                        Page 46

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                         Trust Deed in contravention of the provisions of the Security Trust Deed or this deed.

                  (iii) Whenever the Trustee is required to furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and (ii), the Trustee (or the Trust Manager on its behalf) shall also furnish to the Note Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause (iii), equals 10% or more of the Total Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than US$25,000 or less than one percent of the then Total Principal Amount of the Notes.

                         Notwithstanding any other provision of this clause, the Trustee may:

                         (A) collect, liquidate, sell or otherwise dispose of Receivables or other Assets of the Trust as and to the extent permitted or required by the Transaction Documents; and

                         (B) make or permit to be made cash payments out of the Collection Account or the US$ Account as and to the extent permitted or required by the Transaction Documents.

         (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this deed shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

36.2     UNDERTAKING FOR COSTS

         (a) Subject to paragraph (b), all parties to this deed agree, and each US$ Noteholder by such US$ Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed,


-------------------------------------------------------------------------------
                                                                        Page 47

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

         (b)      The provisions of this clause shall not apply to:

                  (i)    any suit instituted by the Note Trustee;

                  (ii) any suit instituted by any US$ Noteholder, or group of US$ Noteholders in each case holding in the aggregate more than 10% of the Total Principal Amount of the US$ Notes; or

                  (iii) any suit instituted by any US$ Noteholder for the enforcement of the payment of principal or interest on any US$ Note on or after the respective due dates expressed in such US$ Note and in this deed (or, in the case of final redemption of a US$ Note, on or after the Maturity Date).

36.3     EXCLUSION OF SECTION 316

         (a) Section 316(a)(1) of the TIA is expressly excluded by this deed.

         (b) For the purposes of section 316(a)(2) of the TIA in determining whether any US$ Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only US$ Notes which the Note Trustee knows are so owned shall be so disregarded.

36.4     UNCONDITIONAL RIGHTS OF US$ NOTEHOLDERS TO RECEIVE PRINCIPAL AND
         INTEREST

         Notwithstanding any other provisions in this deed, any US$ Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such US$ Note on or after the respective due dates thereof expressed in such US$ Note or in this deed (or, in the case of final redemption of a Note, on or after the Maturity Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such US$ Noteholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

36.5     CONFLICT WITH TRUST INDENTURE ACT

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall prevail.

         The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.


-------------------------------------------------------------------------------
                                                                        Page 48

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.


-------------------------------------------------------------------------------
                                                                        Page 49

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


TRUSTEE

SIGNED SEALED AND DELIVERED for PERPETUAL TRUSTEES VICTORIA LIMITED by its attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature


----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name



TRUST MANAGER

SIGNED SEALED AND DELIVERED for INTERSTAR
SECURITISATION MANAGEMENT PTY LIMITED by its attorney in the presence of:






----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature



----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name




-------------------------------------------------------------------------------
                                                                        Page 50

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


NOTE TRUSTEE, PRINCIPAL PAYING AGENT, CALCULATION AGENT AND NOTE REGISTRAR

SIGNED SEALED AND DELIVERED for THE BANK OF NEW YORK, NEW YORK BRANCH by its attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature



----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name


-------------------------------------------------------------------------------
                                                                        Page 51

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


SCHEDULE 1

FORM OF GLOBAL NOTE

--------------------------------------------------------------------------------

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL NOTE IS A GLOBAL NOTE FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

 (a limited liability company incorporated under the Commonwealth of Australia)

 in its capacity as trustee of the Interstar Millennium Series 2003-1G Trust
                                   (the TRUST)

                            CLASS [A2/B1] GLOBAL NOTE

                                  representing

                                     US$[*]

             Class [A2/B1] Secured Floating Rate Notes Due [*] 2034

This Note certifies that Cede & Co is the registered holder of this Note and that this Note is a Global Note without principal or interest coupons in respect of a duly authorised issue of Notes of Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-1G Trust (the "TRUST") (the "ISSUER"), designated as specified in the title above (the "NOTES"), in an initial aggregate Principal Amount of US$[*] ([*] United States Dollars) and (a) issued pursuant to a Master Trust Deed (the "MASTER TRUST DEED") dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "TRUST MANAGER") and the Issuer dated [*], by a Series Notice (the "SERIES NOTICE") dated [*] between (among others) the Issuer, The Bank of New York, New York branch, (the Note Trustee for the time being referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the US$ Notes (the "US$ NOTEHOLDERS") and the Trust Manager and by the Conditions (as defined below); (b) constituted by a Note Trust Deed dated [*] (the "NOTE TRUST DEED") between (among others) the Issuer, the Trust Manager, the Note Trustee and The Bank of New York, New York branch (as "PRINCIPAL PAYING AGENT" and "CALCULATION


-------------------------------------------------------------------------------
                                                                        Page 52

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


AGENT"); and (c) secured by a Security Trust Deed (the "SECURITY TRUST DEED") dated [*] between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the "SECURITY TRUSTEE", which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class [A2/B1] Notes (or that particular one of them) set out in schedule 5 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class [A2/B1] Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under clause 3.3 of the Note Trust Deed, this Global Note may be exchanged in whole by registration on the Note Register for Definitive Notes and the Issuer shall procure that the Note Registrar delivers by registration in the Note Register, in full exchange for this Global Note, Definitive Notes in aggregate Principal Amount equal to the Principal Amount of all Class [A2/B1] Notes represented by this Global Note. The Issuer is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause 3.3 of the Note Trust Deed.

The Issuer in its capacity as trustee of the Trust subject to this Global Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to the registered holder of this Global Note the principal sum of US$[*] ([*] United States Dollars) or such lesser amount as may from time to time be represented by this Global Note (or such part of that amount as may become repayable under to the Conditions, the Series Notice and the Note Trust
Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrears on each Quarterly Payment Date (as defined in Condition 4) on the Principal Amount of this Global Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the registered holder of this Global Note (as if references in the Conditions to the Notes and the Noteholders were references to this Global Note and the registered holder of this Global Note respectively and as if the same had been set out in this Global Note in full with all necessary changes, except as otherwise provided in this Global Note).

Interest and principal on this Global Note will be payable under this Global
Note in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of DTC as the holder of a Class [A2/B1] Note represented by this Global Note will be entitled to receive any payment so made in respect of that Class [A2/B1] Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class [A2/B1] Notes which must be made by the holder of this Global Note, for so long as this Global Note is outstanding.

On any payment of principal and/or interest on the Class [A2/B1] Notes as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the Note Register and, in the case of payments of principal, the Principal Amount of the Class [A2/B1] Notes shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be prima facie evidence that the payment in question has been made.

The Definitive Notes to be issued on an exchange of this Global Note will be in registered form each in the denomination of US$100,000. If the Issuer fails to meet its obligations to issue Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Series Notice and this Global Note.


-------------------------------------------------------------------------------
                                                                        Page 53

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

On an exchange of this Global Note, this Global Note shall be surrendered to the Principal Paying Agent.

This Global Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Global Note to be signed by a person duly authorised on its behalf

PERPETUAL TRUSTEES VICTORIA LIMITED

in its capacity as trustee of the Interstar Millennium Series 2003-1G Trust
By:

Authorised Signatory

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class [A2/B1] Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class [A2/B1] Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited nor the Security Trustee stands behind the capital value and/or performance of the Class [A2/B1] Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.


-------------------------------------------------------------------------------
                                                                        Page 54

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


CERTIFICATE OF AUTHENTICATION

This Global Note is authenticated by The Bank of New York, New York branch, as Principal Paying Agent and until so authenticated shall not be valid for any purpose

THE BANK OF NEW YORK, NEW YORK BRANCH

as Principal Paying Agent

By:



---------------------------------------------
Authorised Signatory


For The Bank of New York, New York branch (without recourse, warranty or liability) Issued in New York on [*] 2003


-------------------------------------------------------------------------------
                                                                        Page 55

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


SCHEDULE 2

FORM OF DEFINITIVE NOTE

--------------------------------------------------------------------------------



                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

            (a limited liability company incorporated under the laws
                         of the Commonwealth Australia)

 in its capacity as trustee of the Interstar Millennium Series 2003-1G Trust
                                  (the "TRUST")

                                   US$100,000

             Class [A2/B1] Secured Floating Rate Notes Due [*] 2034

The issue of the Class [A2/B1] Notes was authorised by resolutions of the Board of Directors of Perpetual Trustees Victoria Limited in its capacity as trustee of the Trust (the "ISSUER") passed on [*].

This Class [A2/B1] Note forms one of a series of Notes which are (a) issued by a Master Trust Deed (the "MASTER TRUST DEED") dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "TRUST MANAGER") and the Issuer dated [*], by a Series Notice (the "SERIES NOTICE") dated [*] between (among others) the Issuer, The Bank of New York, New York branch (the Note Trustee for the time being referred to as the "NOTE TRUSTEE") as trustee for the holders for the time being of the US$ Notes (the "US$ NOTEHOLDERS") and the Trust Manager and the terms and conditions attached to this Note (the "Conditions"); (b) constituted by a Note Trust Deed dated [*] (the "NOTE TRUST DEED") between (among others) the Issuer, the Trust Manager, the Note Trustee and The Bank of New York, New York branch (as "PRINCIPAL PAYING AGENT" and "CALCULATION AGENT"); and (c) secured by a Security Trust Deed (the "SECURITY TRUST DEED") dated [*] between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the "SECURITY TRUSTEE", which expression shall include its successor for the time being as security trustee under the Security Trust Deed).

The Issuer, in its capacity as trustee of the Trust, subject to this Class [A2/B1] Note and subject to and in accordance with the Conditions and the Note Trust Deed for value received promises to pay to the registered holder on the Quarterly Payment Date (as defined in Condition 4 of the terms and conditions (the "CONDITIONS") endorsed on the form of this Class [A2/B1] Note) falling in [*] 2034 (or on such earlier date(s) as the Principal Amount of this Class [A2/B1] Note (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

             US$100,000 (One Hundred Thousand United States Dollars)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Series Notice, the Master Trust Deed and the Note Trust Deed, together with interest on the Principal Amount payable in arrears on each Quarterly Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Series Notice, the Master Trust Deed and the Note Trust Deed.


-------------------------------------------------------------------------------
                                                                        Page 56

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


This Class [A2/B1] Note shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of The Bank of New York, New York branch as Principal Paying Agent.

IN WITNESS this Note has been executed on behalf of the Issuer.

PERPETUAL TRUSTEES VICTORIA LIMITED


By: ................................................
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class [A2/B1] Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. Any claim against the Issuer in relation to the Class [A2/B1] Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) Each Class [A2/B1] Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited nor the Security Trustee stands behind the capital value and/or performance of the Class [A2/B1] Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.

                          CERTIFICATE OF AUTHENTICATION

This Note is one of the Notes
referred to in the Note Trust Deed

THE BANK OF NEW YORK, NEW YORK BRANCH

as Principal Paying Agent

By:


------------------------------------------
Authorised Signatory

For The Bank of New York, New York branch (without recourse, warranty or liability)

Issued in [*] on [*]



-------------------------------------------------------------------------------
                                                                        Page 57

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


SCHEDULE 3

PROVISIONS FOR MEETINGS OF US$ NOTEHOLDERS

--------------------------------------------------------------------------------

1. As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

         VOTING CERTIFICATE shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

         (a) that on the date thereof Notes of the relevant class (not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any such adjourned meeting) were either deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control or blocked by a depository holding the same in a manner approved by the Note Trustee and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

                  (i) the conclusion of the meeting specified in such certificate or, if applicable, any such adjourned meeting; and

                  (ii) the surrender of the certificate to the Paying Agent who issued the same; and

         (b) that the bearer thereof is entitled to attend and vote at such meeting and any such adjourned meeting in respect of the Notes represented by such certificate;

         BLOCK VOTING INSTRUCTION shall mean an English language document issued by a Paying Agent and dated in which:

         (a) it is certified that Notes of the relevant class (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any such adjourned meeting) of a specified aggregate Principal Amount have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) are held to its order or under its control or blocked by a depository holding the same in a manner approved by the Note Trustee and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

                  (i) the conclusion of the meeting specified in such document or, if applicable, any such adjourned meeting; and

                  (ii) the surrender to the Paying Agent, not less than 48 hours before the time for which such meeting or any such adjourned meeting is convened, of the receipt issued by such Paying Agent in respect of each such deposited Note which is to be released or (as the case may require) the Note or Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control or blocked and the giving of notice by the Paying Agent to the Trustee in accordance with paragraph 17 below of the necessary amendment to the block voting instruction;


-------------------------------------------------------------------------------
                                                                        Page 58

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         (b) it is certified that each holder of such Notes has instructed such Paying Agent or that the Clearing Agency has advised such Paying Agent that the holder of such Notes has given instructions, that the vote(s) attributable to the Note(s) so deposited, held or blocked should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any such adjourned meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any such adjourned meeting is convened and ending at the conclusion or adjournment thereof neither revocable or capable of amendment;

         (c) the total number and the serial numbers of the Notes so deposited, held or blocked are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

         (d) one or more persons named in such document (each hereinafter called PROXY) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with he instructions referred to in (C) above as set out in such document.

         EXTRAORDINARY RESOLUTION when used in this deed means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions of this deed by a majority consisting of not less than three-fourths of the persons voting upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than three-fourths of the votes given on such poll.

         48 HOURS shall mean a period of 48 hours including all or part of two days upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business as aforesaid; and

         24 HOURS shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid.

         NOTES and NOTEHOLDERS shall mean US$ Notes and US$ Noteholders respectively.

         The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates and the Paying Agent with which such Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent or the person holding the same shall be deemed for such purposes not to be the holder of those notes.


-------------------------------------------------------------------------------
                                                                        Page 59

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


2.       CONVENING OF MEETINGS

         The Trustee, the Trust Manager or the Note Trustee may at any time and the Trustee shall upon a requisition in writing signed by the holders of not less than one-tenth of the aggregate Principal Amount of the Notes for the time being then outstanding convene a meeting of the Noteholders and if the Trustee makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitioners. Every such meeting shall be held at such place as the Note Trustee may appoint or approve.

3.       NOTICE OF MEETINGS

         At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given by the Note Trustee (if the meeting is convened by the Note Trustee), by the Trustee (if the meeting is convened by the Trustee) or by the Trust Manager (if the meeting is convened by the Trust Manager) to the relevant Noteholders prior to any meeting of the relevant Noteholders in the manner provided by Condition 12. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened by and (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents or (to their satisfaction) held to their order or under their control or blocked by a depository holding the same in a manner approved by the Note Trustee for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and to the Trustee (unless the meeting is convened by the Trustee or the Trust Manager).

4.       CHAIRMAN

         Some person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the relevant Noteholders present shall choose one of their number to he Chairman. The Chairman of an adjourned meeting need not be the same person as the Chairman of the original meeting.

5.       QUORUM

         At any meeting two or more persons present holding Notes or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than one-twentieth of the aggregate Principal Amount of the Notes, then outstanding, shall (except for the purposes of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding Notes, or voting certificates or being proxies in respect thereof and holding or representing in the aggregate a clear majority of the aggregate Principal Amount of the Notes, then outstanding PROVIDED THAT subject to paragraph 13(b) below, at any meeting the business of which includes


-------------------------------------------------------------------------------
                                                                        Page 60

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------




         any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

         (a) modification of the date fixed for final maturity of the Notes;

         (b) reduction or cancellation of the principal payable on the Notes or any alteration of the date or priority of redemption of the Notes;

         (c) alteration of the amount of interest payable on any class of the Notes or modification of the method of calculating the amount of interest payable on the Notes or modification of the date of payment of an, interest payable on the Notes;

         (d) alteration of the currency in which payments under the Notes are to be made;

         (e) alteration of the majority required to pass an Extraordinary Resolution or the manner in which such majority is constituted;

         (f) the sanctioning of any such scheme or proposal as is described in paragraph 18(I) below; or

         (g) alteration of this proviso or the proviso to paragraph 6 below,

         the quorum shall, subject as provided further below, be two or more persons present holding Notes, as the case may be, or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than three-quarters or at any adjourned meeting, 25% of the aggregate Principal Amount of the Notes then outstanding.

6.       ADJOURNMENT

         If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of the Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman of the meeting and approved by the Note Trustee) and at such adjourned meeting two or more persons present holding Notes, or voting certificates or being proxies in respect thereof (whatever the aggregate of the Principal Amount of the Notes then outstanding held) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT, subject to paragraph 13(b) below, at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above, the quorum shall, subject as provided further below, be two or more persons present holding Notes be or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than one-quarter of the aggregate of the Principal Amount of the Notes, then outstanding.

         The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at an, adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.


-------------------------------------------------------------------------------
                                                                        Page 61

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 applies when it shall state the relevant quorum) state that the persons present holding Notes, or voting certificates or being proxies in respect thereof at the adjourned meeting (whatever the aggregate of the Principal Amount of the Notes then outstanding held) will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of any adjourned meeting.

7.       VOTING PROCEDURE

         Every resolution submitted to a meeting shall (subject to paragraph 20) be decided by a simple majority, in the first instance by a show of hands, then (subject to paragraph 9) by a poll and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder (in the case of Notes in definitive form) or as a holder of a voting certificate or as a proxy. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

8.       DECLARATION

         At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Trustee or by two or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the aggregate of the Principal Amount of the Notes, then outstanding a declaration by the Chairman that a resolution has been carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour or against such resolution. Subject to paragraph 12 below, if at any such meeting a poll is so demanded, it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

9.       RIGHT TO ATTEND AND SPEAK

         The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of this deed and any director or officer of the Trustee and the lawyers of the Trustee and any other person authorised in that behalf by the Note Trustee may attend and speak at any meeting. Save as aforesaid but without prejudice to the proviso to the definition of outstanding in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Conditions 9 and 10 unless he either produces the Note(s) of which he is the holder or a voting certificate or is a proxy. Neither the Issuer nor any of its subsidiaries or holding companies or other subsidiaries of such holding companies shall be entitled to vote at any meeting in respect of Notes held beneficially by it or for its account. Nothing herein


-------------------------------------------------------------------------------
                                                                        Page 62

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         contained shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative or otherwise connected with the Trustee.

10.      VOTING ENTITLEMENT

         Subject as provided in paragraph 1 hereof at any meeting:

         (a) on a show of hands every person who is present in person and produces a Definitive Note, or a voting certificate or is a proxy in respect thereof shall have one vote; and

         (b) on a poll every person who is so present shall have one vote in respect of each US$ in Principal Amount of the Notes then outstanding of the Notes so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

         Without prejudice to the obligations of the proxies named in any block voting instructions any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way. The proxies named in any block voting instruction need not be Noteholders.

11.      REQUIREMENTS FOR PROXIES

         Each block voting instruction together (if so required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default of such deposit the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction shall, unless the Note Trustee otherwise agrees, be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting.

12.      PROXY REMAINS VALID

         Any vote cast in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholder's instructions pursuant to which it was executed PROVIDED THAT no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Trustee at its registered office (or such other place as may have been approved by the Note Trustee for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

13.      EXTRAORDINARY RESOLUTIONS

         (a) Subject to paragraph (b), a meeting of the Noteholders shall in addition to the powers given under this deed have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only:

                  (i) power to sanction any compromise or arrangement proposed to be made between the Trustee and the Noteholders;


-------------------------------------------------------------------------------
                                                                        Page 63

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                  (ii) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders against the Trustee or against any of its property or against any other person whether such rights shall arise under this deed, any of the Notes or otherwise;

                  (iii) power to assent to any modification of the provisions contained in this deed, the Notes (including the Conditions) or the provisions of any of the Relevant Documents which shall be proposed by the Trustee or the Note Trustee;

                  (iv) power to give any authority or sanction which under the provisions of this deed or the Notes (including the Conditions) is required to be given by Extraordinary Resolution;

                  (v) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

                  (vi) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being under this deed;

                  (vii) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this deed or under the Notes;

                  (viii) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

                  (xi) power to sanction any scheme or proposal for the exchange or sale of the Notes for, or the conversion of the Notes as the case may be, into, or the cancellation of the Notes in consideration of shares, stock, notes, bonds' debentures, debenture stock and/or other obligations and/or securities of the Trustee or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

         (b) Despite paragraph (a) no modification involving any of the matters referred to in paragraphs 5(a) to 5(e) (both inclusive) above in relation to the Noteholders shall be effective unless the Note Trustee is of the opinion that such modification is being proposed by the Trustee as a result of, or in order to avoid, an Event of Default.

14.      RESOLUTION BINDING ON NOTEHOLDERS

         Subject to paragraph 13(b) above, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with this deed shall be binding upon all the Noteholders whether present or not present at such meeting and whether or not voting; and, in such case, each of such Noteholders shall be bound to give effect to such resolution accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of


-------------------------------------------------------------------------------
                                                                        Page 64

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



         the result of the voting on any resolution duly considered by the Noteholders shall be published in accordance with Condition 12 by the Trustee within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.

15.      MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters contained in them and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed at proceedings to have been duly passed or had.

16.      FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this deed the Note Trustee may without the consent of the Trustee the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting at meetings of Noteholders as the Note Trustee may in its sole discretion think fit.

17.      WRITTEN RESOLUTIONS

         References in this deed to a resolution duly passed at a meeting of the Noteholders shall include, where the context permits, a resolution in writing signed by or on behalf of all Noteholders who for the time being are entitled to receive notice of a meeting in accordance with the provisions herein contained. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders.

18.      GLOBAL NOTEHOLDER

         So long as the Notes are represented by any Global Note, the holder of a Global Note shall for the purposes of paragraph 5 be deemed to constitute a quorum and for the purposes of this schedule be deemed to be holding such Principal Amount of the Notes (up to the Principal Amount of Notes then outstanding) as the holder of the Global Note may specify and able to vote such amount for or against or to abstain from voting in such Principal Amount as the holder may specify.


-------------------------------------------------------------------------------
                                                                        Page 65

Note Trust Deed                                          Allens Arthur Robinson

--------------------------------------------------------------------------------


SCHEDULE 4

INFORMATION TO BE CONTAINED IN NOTEHOLDER'S REPORT

--------------------------------------------------------------------------------

The following information is to be included in the Noteholder's Report for each Collection Period:

(a) the aggregate Principal Amount of each Class of Notes as at the first day after the Payment Date occurring during the Collection Period;

(b) the aggregate amount of Interest payable on each Class of Notes on the corresponding Payment Date (if any);

(c) the aggregate of all Principal Payments to be made in respect of each Class of Notes on the corresponding Payment Date (if any);

(d)      the Income for the Collection Period;

(e)      the Mortgage Principal Repayments for the Collection Period;

(f)      the Expenses for the Collection Period;

(g)      the aggregate of all Redraws made during the Collection Period;

(h) the Interest Rate for the Class A2 Notes for the Interest Period ending on the day before the next Quarterly Payment Date;

(i) the Interest Rate for the Class B1 Notes for the Interest Period ending on the day before the next Quarterly Payment Date;

(j) the schedule and unscheduled payments of principal on the Purchased Loans during the Collection Period;

(k) the aggregate of the outstanding balances of the Purchased Loans as at the last day of the Collection Period;

(l) the Charge-offs and Carryover Charge-offs in relation to each US$ Note on the corresponding Payment Date (if any);

(m)      the Recovery Amount for the corresponding Payment Date (if any); and

(n) delinquency and loss statistics with respect to the Purchased Loans during the Collection Period.


-------------------------------------------------------------------------------
                                                                        Page 66

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


SCHEDULE 5

TERMS AND CONDITIONS OF US$ NOTES

--------------------------------------------------------------------------------


The following, subject to amendments, are the terms and conditions of the US$ Notes, substantially as they will appear on the reverse of the US$ Notes in definitive form. US$ Notes in definitive form will only be issued in certain circumstances. While the US$ Notes remain in global form, the same terms and conditions govern them, except to the extent that they are appropriate only to the US$ Notes in definitive form. For a summary of the provisions relating to the US$ Notes in global form, see the summary at the end of this section.

Paragraphs in italics are included by way of explanation only, and do not constitute part of the terms and conditions of the US$ Notes.

The issue of US$[*] Mortgage Backed Floating Rate Notes due [*] 2034 (the CLASS A2 NOTES), US$[*] Mortgage Backed Floating Rate Notes due [*] 2034 (the CLASS B1 NOTES) and A$[*] Mortgage Backed Floating Rate Notes due [*] 2034 (the CLASS B2 NOTES) (the Class A1 Notes (as defined in the Series Notice) and the Class A2 Notes, together the CLASS A NOTES, the Class B1 Notes and the Class B2 Notes, together the CLASS B NOTES, the Class A2 Notes and the Class B1 Notes, together the US$ NOTES and the Class A Notes and the Class B Notes, together the NOTES) by Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-1G Trust (the TRUST) (in such capacity the ISSUER) was authorised by a resolution of the Board of Directors of the Issuer passed on [*]. These Notes are (a) issued subject to a Master Trust Deed (the MASTER TRUST DEED) dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securitisation Management Pty Limited (the TRUST MANAGER), Interstar Securities (Australia) Pty Limited and the Issuer dated [*], by a Series Notice (the SERIES NOTICE) dated [*] between (among others) the Issuer, The Bank of New York, New York branch (the Note Trustee for the time being, referred to as the NOTE TRUSTEE) as trustee for the holders for the time being of the US$ Notes (the US$ NOTEHOLDERS) and the Trust Manager and by these terms and conditions (the CONDITIONS); (b) constituted by a Note Trust Deed dated [*] (the NOTE TRUST
DEED) between (among others) the Issuer, the Trust Manager, the Note Trustee, The Bank of New York, New York branch as principal paying agent (the PRINCIPAL PAYING AGENT, which expression includes its successors as principal paying agent under the Agency Agreement (as defined below)) and The Bank of New York, New York branch as calculation agent (the CALCULATION AGENT, which expression includes its successors as calculation agent under the Agency Agreement (as defined below)); and (c) secured by a Security Trust Deed (the SECURITY TRUST
DEED) dated [*] between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the SECURITY TRUSTEE, which expression shall include its successor for the time being as security trustee under the Security Trust Deed).

The statements set out below include summaries of, and are subject to the detailed provisions of, the Master Trust Deed, the Series Notice, the Security Trust Deed and the Note Trust Deed. Certain words and expressions used in these Conditions have the meanings defined in those documents. In accordance with an agency agreement (the AGENCY AGREEMENT) dated [*] between the Issuer, the Trust Manager, the Note Trustee, the Principal Paying Agent, the Calculation Agent and the Bank of New York, New York branch as


-------------------------------------------------------------------------------
                                                                        Page 67

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


note registrar (the NOTE REGISTRAR, which expression includes its successors as note registrar under the Agency Agreement), and under which further paying agents may be appointed (together with the Principal Paying Agent the PAYING AGENTS, which expression includes the successors of each paying agent as such under the Agency Agreement and any additional paying agents appointed), payments in respect of the US$ Notes will be made by the Paying Agents and the Calculation Agent will make the determinations specified in the Agency Agreement. The US$ Noteholders will be entitled (directly or indirectly) to the benefit of, will be bound by, and will be deemed to have notice of, all the provisions of the Conditions, the Master Trust Deed, the Series Notice, the Security Trust Deed, the Note Trust Deed, the Agency Agreement and the Investment Management Agreement (the SERVICING AGREEMENT) dated 3 December 1999 and made between the Issuer and Interstar Securities (Australia) Pty Limited as servicer (in that capacity and together with any substitute or successor, the SERVICER) (together with the agreements with respect to the Interest Rate Swap and each Currency Swap (as each such term is defined below), those documents being the RELEVANT DOCUMENTS and, together with certain other transaction documents defined as such in the Series Notice, the TRANSACTION DOCUMENTS). Copies of certain Transaction Documents are available for inspection at the New York office of the Note Trustee, being at the date of issue of the US$ Notes 101 Barclay Street, 21W, New York, New York 10286.

In connection with the issue of the US$ Notes, the Issuer will enter into an ISDA (defined below) master interest rate exchange agreement with a counterparty rated at least A-1+ (short term) by S&P and A2 (long term) or P-1 (short term) by Moody's (the INTEREST RATE SWAP PROVIDER) together with each confirmation relating thereto (the INTEREST RATE SWAP). The Issuer will also enter into an ISDA master currency exchange agreement with Barclays Bank PLC (the CURRENCY SWAP PROVIDER and, together with the Interest Rate Swap Provider, the SWAP PROVIDERS) together with each confirmation relating thereto (each a CURRENCY SWAP and, together with the Interest Rate Swap, the HEDGE AGREEMENTS).

Each Global Note will bear the following legend: "This global note is a global note for the purposes of section 128F(10) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia".

1.       CONDITION 1.  FORM, DENOMINATION AND TITLE

--------------------------------------------------------------------------------

         The US$ Notes are serially numbered and will be issued in registered form in denominations of US$100,000 without interest coupons.

         The US$ Notes will be represented by two or more typewritten fully registered book-entry notes (each, a GLOBAL NOTE and collectively, the GLOBAL NOTES) registered in the name of Cede & Co. (CEDE) as nominee of The Depository Trust Company (DTC). Beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, societe anonyme (CLEARSTREAM, Luxembourg), may hold interests in the Global Notes on behalf of persons who have accounts with Euroclear and Clearstream, Luxembourg through accounts maintained in the names of Euroclear or Clearstream, Luxembourg, or in the names of their respective depositories, with DTC.

         If the Issuer is obliged to issue Definitive Notes under clause 3.3 of the Note Trust Deed, interests in the applicable Global Note will be transferred to the beneficial owners thereof in the form of


-------------------------------------------------------------------------------
                                                                        Page 68

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         Definitive Notes, without interest coupons, in the denominations set forth above. A Definitive Note will be issued to each Noteholder in respect of its registered holding or holdings of US$ Notes against delivery by such Noteholders of a written order containing instructions and such other information as the Issuer and the Note Registrar may require to complete, execute and deliver such Definitive Notes. In such circumstances, the Issuer will cause sufficient Definitive Notes to be executed and delivered to the Note Registrar for completion, authentication and dispatch to the relevant Noteholders.

2. CONDITION 2. STATUS, SECURITY AND RELATIONSHIP BETWEEN THE CLASS A NOTES AND THE CLASS B NOTES

--------------------------------------------------------------------------------

         The Class A Notes are secured by a floating charge over all of the assets of the Trust (which include, among other things, the Loans (as defined below) and the Mortgages (as defined below) and related securities) (as more particularly described in the Security Trust Deed) and within each class will rank pari passu and rateably without any preference or priority among themselves.

         The priority with regard to payment of interest and principal in respect of the Class A1 Notes and the Class A2 Notes respectively are set out in Conditions 4 and 5. The Notes are secured by the same charge, but the Class A Notes will rank pari passu and rateably in the event of the charge created by the Security Trust Deed being enforced. Payments of principal will be applied (subject to certain other obligations ranking in priority) in repaying principal: first, on the Class A1 Notes pari passu without preference or priority amongst themselves; and second, toward repaying principal on the Class A2 Notes pari passu without preference or priority amongst themselves. Payments of Interest on the Class A Notes will rank pari passu amongst the Class A Notes.

         The Class B Notes are issued subject to the Master Trust Deed and the Series Notice and are secured by the same charge as secures the Class A Notes but the Class A Notes will rank in priority to the Class B Notes in the event of the charge being enforced and in respect of principal and Interest (as set out in Conditions 4 and 5). Payments of Interest on the Class B Notes are subordinated to such payments in respect of the Class A Notes and to certain other payments. Payments in respect of principal on the Class B Notes rank pari passu with such payments on the Class A2 Notes where the Threshold Requirements are satisfied and are subordinated to such payments on the Class A2 Notes where the Threshold Requirements are not satisfied. Payments in respect of principal on the Class B Notes are subordinated to such payments on the Class A1 Notes.

         The proceeds of the issue of the Notes are to be used by the Issuer to purchase certain housing loans (the LOANS) and related mortgages (the MORTGAGES) from Interstar Nominees (B) Pty Limited, Interstar Nominees
         (N) Pty Limited and Interstar Nominees (R) Pty Limited (each an APPROVED SELLER).

         The net proceeds of realisation of the assets of the Trust (including following enforcement of the Security Trust Deed) may be insufficient to pay all amounts due to the Noteholders. Save in certain limited circumstances, the other assets of the Issuer will not be available for payment of any shortfall arising and all claims in respect of such shortfall shall be extinguished. None of the Servicer, the Trust Manager, the Note Trustee, the Security Trustee, the Swap Providers, the Paying Agents, the


-------------------------------------------------------------------------------
                                                                        Page 69

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         Calculation Agent, the Note Registrar or the Note Managers (as defined in the Series Notice) has any obligation to any Noteholder for payment of any amount by the Issuer in respect of the Notes.

         The Note Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of the US$ Noteholders as regards all the powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise).

         The Security Trust Deed contains provisions requiring the Security Trustee, subject to the other provisions of the Security Trust Deed,
         (a) to give priority to the interests of the Class A Noteholders if there is a conflict between the interests of such Noteholders and the Class B Noteholders, and (b) to give priority to the interests of the Class B Noteholders and the Class A Noteholders if there is a conflict between the interests of such Noteholders and any other Voting Mortgagee. If there is a conflict between the interests of the Class A1 Noteholders and Class A2 Noteholders, the Security Trustee must convene a meeting of the Class A Noteholders to resolve that conflict. An Extraordinary Resolution of the Class A Noteholders in respect of the conflict is binding on all the Class A1 Noteholders and Class A2 Noteholders.

3.       CONDITION 3.  COVENANTS OF THE ISSUER

--------------------------------------------------------------------------------

         So long as any of the Notes remains outstanding, the Issuer makes certain covenants for the benefit of the Noteholders which are set out in the Master Trust Deed.

         These covenants include the following.

         (a) The Issuer must act continuously as trustee of the Trust until the Trust is terminated as provided by the Master Trust Deed or the Issuer has retired or been removed from office in the manner provided under the Master Trust Deed.

         (b)      The Issuer must:

                  (i) act honestly and in good faith in the performance of its duties and in the exercise of its discretions under the Master Trust Deed;

                  (ii) subject to the Master Trust Deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the Master Trust Deed, having regard to the interests of the Noteholders and other creditors and beneficiaries of the Trust;

                  (iii) use its best endeavours to carry on and conduct its business in so far as it relates to the Master Trust Deed in a proper and efficient manner;

                  (iv) keep, or ensure that the Trust Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Issuer;

                  (v) keep the Trust separate from each other trust which is constituted under the Master Trust Deed and account for assets and liabilities of the Trust separately from those of other trusts constituted under the Master Trust Deed;

                  (vi) do everything and take all such actions which are necessary (including obtaining all appropriate authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under the Master Trust Deed, the


-------------------------------------------------------------------------------
                                                                        Page 70

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                          Transaction Documents and all other deeds, agreements and other arrangements entered into by the Issuer under the Master Trust Deed; and

                  (vii) comply with the rules and regulations of any Stock Exchange on which any Note is listed from time to time.

         (c) Except as provided in any Transaction Document (and other than the charge given to the Security Trustee), the Issuer must not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any asset of the Trust (the TRUST ASSETS).

         (d) The Issuer will open and operate certain bank accounts in accordance with the Master Trust Deed and the Series Notice.

         (e) Subject to the Master Trust Deed and any Transaction Document to which it is a party, the Issuer must act on all directions given to it by the Trust Manager in accordance with the terms of the Master Trust Deed.

         (f) The Issuer must properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of the Trust.

4.       CONDITION 4.  INTEREST

--------------------------------------------------------------------------------

         (a)      PAYMENT DATES

                  Each US$ Note bears interest on its Principal Amount from and including [*] February 2003 or such later date as may be agreed between the Issuer and the Note Managers for the issue of the US$ Notes (the ISSUE DATE). Interest in respect of the US$ Notes will be payable quarterly in arrears, on the [*] day of each [February, May, August and November], provided that, if any such date would otherwise fall on a day which is not a Business Day (as defined below), it will be postponed to the next day which is a Business Day (as defined below), (each such date a QUARTERLY PAYMENT DATE). The first Quarterly Payment Date is [*] May 2003. The final Quarterly Payment Date will be the earlier of the Quarterly Payment Date falling in [*] 2034 (the MATURITY DATE) and the Quarterly Payment Date on which the Notes are redeemed in accordance with their terms.

                  BUSINESS DAY in this Condition 4 and in Conditions 5, 6 and 9 below means any day other than a Saturday, Sunday or public holiday on which banks are open for business in London, New York City, Melbourne and Sydney.

                  The period beginning on (and including) the Issue Date and ending on (but excluding) the first Quarterly Payment Date, and each successive period beginning on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date and the final period referred to below is called an INTEREST PERIOD FOR THE US$ NOTES. Interest payable on a US$ Note in respect of any relevant Interest Period or any other period will be calculated on the basis of the actual number of days elapsed and a 360 day year.


-------------------------------------------------------------------------------
                                                                        Page 71

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  The final Interest Period for a US$ Note begins on (and includes) the Quarterly Payment Date prior to the earlier of the Maturity Date and the date on which that US$ Note is redeemed in accordance with its terms and ends on (but excludes) the earlier of the Maturity Date and the date on which that US$ Note is so redeemed (as the case may be).

         (b)      INTEREST RATE

                  The rate of interest applicable from time to time to a US$ Note (the INTEREST RATE) will be determined by the Calculation Agent on the basis of the following paragraphs.

                  On the date which is 2 Business Days before the beginning of each Interest Period for the US$ Notes (each a RATE RESET
                  DATE), the Calculation Agent will determine LIBOR for that Interest Period, which is the rate applicable for deposits in US dollars for a period of 3 months which appears on the Telerate Page 3750 as of 11.00am London time on that Rate Reset Date (or, in the case of the first Interest Period for the US$ Notes, the linear interpolation of the rates applicable for deposits in US dollars for two and three months which appear on the Telerate Page 3750 as of 11.00am, London time, on the relevant Rate Reset Date). If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Issuer and the Calculation Agent had specified the rate USD-LIBOR-REFERENCE BANKS as the applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. (ISDA) incorporating the 2000 ISDA Definitions, as amended and updated as at the Issue Date (the ISDA DEFINITIONS). "USD-LIBOR-REFERENCE BANKS" means that the rate for an Interest Period for the US$ Notes will be determined on the basis of the rates at which deposits in US dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the relevant Currency Swap Provider) at approximately 11.00 am, London time, on the Rate Reset Date to prime banks in the London interbank market for a period of 3 months commencing on the first day of that Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent and the relevant Currency Swap Provider, at approximately 11.00 am, New York City time, on that Rate Reset Date for loans in US dollars to leading European banks for a period of 3 months commencing on the first day of that Interest Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

                  In this definition of LIBOR, BUSINESS DAY means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City.

                  The Interest Rate applicable to the Class A2 Notes for such Interest Period will be the aggregate of the interest rate or arithmetic mean as determined by the Calculation Agent as


-------------------------------------------------------------------------------
                                                                        Page 72

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  referred to above and the margin of [*]% per annum applicable to the Class A2 Notes. The Interest Rate applicable to the Class B1 Notes for such Interest Period will be the aggregate of the interest rate or arithmetic mean as determined by the Calculation Agent as referred to above and the margin of [*]% per annum applicable to the Class B1 Notes. If the Issuer has not redeemed all of the Class A2 Notes on or before the Quarterly Payment Date falling in [February 2010], the Interest Rate applicable to the Class A2 Notes will increase by [*]% per annum for the period from (and including) that date. If the Issuer has not redeemed all of the Class B1 Notes on or before the Quarterly Payment Date falling in [February 2010], the Interest Rate applicable to the Class B1 Notes will increase by [*]% per annum for the period from (and including) that date.

                  There is no maximum or minimum Interest Rate for the Class A2 Notes or the Class B1 Notes.

         (c)      DETERMINATION OF INTEREST RATE AND CALCULATION OF INTEREST

                  The Calculation Agent will, as soon as practicable after 11.00 am (London time) on each Rate Reset Date determine the relevant Interest Rate applicable to, and calculate the amount of interest payable (the INTEREST) for the immediately succeeding Interest Period for each Class of US$ Notes. The Interest for each Interest Period and each Class of US$ Notes is calculated by applying the Interest Rate for the relevant Class of US$ Notes to the Principal Amount of the relevant US$ Note on the first day of that Interest Period, multiplying such product by the actual number of days in that Interest Period and dividing by 360 and rounding the resultant figure down to the nearest cent. The determination of the Interest Rate and the Interest for each US$ Note by the Calculation Agent is (in the absence of manifest error) final and binding upon all parties.

         (d)      NOTIFICATION AND PUBLICATION OF INTEREST RATE AND INTEREST

                  The Calculation Agent will cause the Interest Rate and the Interest applicable to each US$ Note for each Interest Period and the relevant Quarterly Payment Date to be notified to the Issuer, the Trust Manager, the Note Trustee, the Paying Agents and each Currency Swap Provider and the Trust Manager on behalf of the Issuer will cause the same to be published in accordance with Condition 12 on or as soon as possible after the date of commencement of the relevant Interest Period. The Interest and the relevant Quarterly Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an amendment of the Interest Period.

         (e)      DETERMINATION OR CALCULATION BY THE TRUST MANAGER

                  If the Calculation Agent at any time for any reason does not determine the Interest Rate for or calculate the Interest payable on a US$ Note, the Trust Manager must do so and each such determination or calculation will be deemed to have been made by the Calculation Agent. In doing so, the Trust Manager must apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that it can do so, and, in all other respects it must do so in such a manner as it reasonably considers to be fair and reasonable in all the circumstances.

         (f)      CALCULATION AGENT


-------------------------------------------------------------------------------
                                                                        Page 73

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  The Issuer will procure that, so long as any of the US$ Notes remain outstanding, there will at all times be a Calculation Agent. The Issuer, or the Trust Manager with the consent of the Issuer (such consent not to be unreasonably withheld), with the prior written approval of the Note Trustee, reserves the right at any time to terminate the appointment of the Calculation Agent immediately on the occurrence of certain specified events or, otherwise, by giving not less than 60 days notice in writing to, among others, the Calculation Agent. Notice of that termination will be given to the US$ Noteholders in accordance with Condition 12. If any person is unable or unwilling to continue to act as the Calculation Agent, or if the appointment of the Calculation Agent is terminated, the Issuer will, with the prior written approval of the Note Trustee, appoint a successor Calculation Agent to act as such in its place, provided that neither the resignation nor removal of the Calculation Agent will take effect until a successor approved by the Note Trustee has been appointed.

         (g)      INCOME DISTRIBUTION

                  Capitalised terms in this paragraph (g) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

                  (i) On each Payment Date, the Issuer must, prior to the enforcement of the Security Trust Deed (in accordance with the written direction provided to it by the Trust Manager on or before the date which is 2 Business Days before that Payment Date) out of the Income for the Collection Period immediately before that Payment Date (or out of the proceeds of disposal of any Liquid Authorised Investments as provided for in Condition 4(i) or out of Capital as provided for in Condition 4(g)(iv)) make the following payments or retain moneys in the following order of priority.

                          (A) FIRST - an amount equal to any Interest Adjustment required to be paid to an Approved Seller and then outstanding (and the Issuer acknowledges and agrees that it has no entitlement to the moneys comprising the Interest Adjustment).

                          (B) SECOND - payment of any taxes payable in relation to the Trust (not including any GST covered in Conditions 4(g)(vi) and 4(g)(vii).

                          (C)      THIRD - subject to the above sub-paragraph
                                   (B) and Condition 4(g)(iii), payment (in the following order of priority) of:

                                   (1)      pari passu and rateably as between
                                            themselves, payment of:

                                            (I)     the Trustee's Fee for the
                                                    Collection Period (as
                                                    adjusted in accordance with
                                                    Condition 4(g)(vii)); and

                                            (II)    any fees payable by the
                                                    Issuer to the Note Trustee
                                                    under the Transaction
                                                    Documents for the Collection
                                                    Period;

                                   (2)      pari passu and rateably as between
                                            themselves, payment of:

                                            (I)     any fees payable, pari passu
                                                    and rateably, to the Paying
                                                    Agents under the Transaction
                                                    Documents for the Collection
                                                    Period; and


-------------------------------------------------------------------------------
                                                                        Page 74

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                            (II)    any fees payable to the
                                                    Calculation Agent under the
                                                    Transaction Documents for
                                                    the Collection Period;

                                   (3)      the Expenses (other than the
                                            Trustee's Fee, any fees payable to
                                            the Note Trustee, the Paying Agents
                                            or the Calculation Agent, the Trust
                                            Manager's Fee and the Servicer's
                                            Fee) in relation to the Collection
                                            Period;

                                   (4)      the Expenses (other than the
                                            Trustee's Fee, any fees payable to
                                            the Note Trustee, the Paying Agents
                                            or the Calculation Agent, the Trust
                                            Manager's Fee and the Servicer's
                                            Fee) which the Trust Manager or the
                                            Issuer reasonably anticipates will
                                            be incurred prior to the next
                                            Payment Date; and

                                   (5)      the Expenses (other than the
                                            Trustee's Fee, any fees payable to
                                            the Note Trustee, the Paying Agents
                                            or the Calculation Agent, the Trust
                                            Manager's Fee and the Servicer's
                                            Fee) not covered by sub-paragraphs
                                            (3) or (4)) which have already been
                                            incurred prior to the Payment Date
                                            but which have not previously been
                                            paid or reimbursed.

                          (D) FOURTH - payment, pari passu and rateably, to:

                                   (1)      the Trust Manager of the Trust
                                            Manager's Fee for the Collection
                                            Period; and

                                   (2)      the Servicer of the Servicer's Fee
                                            for the Collection Period.

                          (E) FIFTH - pari passu and rateably as between themselves:

                                   (1)      payment to the Interest Rate Swap
                                            Provider of any amounts payable
                                            under the Interest Rate Swap (other
                                            than any Break Costs in respect of
                                            the termination of the Interest Rate
                                            Swap);

                                   (2)      payment of any Interest for the
                                            Interest Period for the Class A1
                                            Notes which ends on that Payment
                                            Date to the Class A1 Noteholders;

                                   (3)      (I)    prior to the termination of
                                                   the Class A2 Currency Swap,
                                                   payment to the Class A2
                                                   Currency Swap Provider of the
                                                   Class A2 A$ Interest Amount
                                                   for that Payment Date (and,
                                                   if that Payment Date is a
                                                   Quarterly Payment Date, any
                                                   reciprocal payment by the
                                                   Class A2 Currency Swap
                                                   Provider is thereafter to be
                                                   applied in accordance with
                                                   Condition 5(c)(i) towards
                                                   payment of Interest on the
                                                   Class A2 Notes); and

                                            (II)   after the termination of the
                                                   Class A2 Currency Swap, to
                                                   the Note Trustee for
                                                   application in accordance
                                                   with Condition 5(c) of the A$
                                                   amount that the Trust Manager
                                                   determines in good faith
                                                   needs to be applied

--------------------------------------------------------------------------------
                                                                         Page 75

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                                                   on that Payment Date in order
                                                   to enable the Issuer to meet
                                                   its obligations to pay
                                                   Interest on the Class A2
                                                   Notes on the next or, if that
                                                   Payment Date is a Quarterly
                                                   Payment Date that, Quarterly
                                                   Payment Date; and

                                   (4)      payment to the Class A2 Currency
                                            Swap Provider of any Break Costs
                                            payable under the Class A2 Currency
                                            Swap other than in respect of the
                                            termination of the Class A2 Currency
                                            Swap where the Class A2 Currency
                                            Swap Provider is the Defaulting
                                            Party.

                         (F)       SIXTH -

                                   (1)      payment of any Interest for the
                                            Interest Period for the Class B2
                                            Notes which ends on that Payment
                                            Date to the Class B2 Noteholders;

                                   (2)      (I)    prior to the termination of
                                                   the Class B1 Currency Swap,
                                                   payment to the Class B1
                                                   Currency Swap Provider of the
                                                   Class B1 A$ Interest Amount
                                                   for that Payment Date (and,
                                                   if that Payment Date is a
                                                   Quarterly Payment Date, any
                                                   reciprocal payment by the
                                                   Class B1 Currency Swap
                                                   Provider is thereafter to be
                                                   applied in accordance with
                                                   Condition 5(c)(iii) towards
                                                   payment of Interest on the
                                                   Class B1 Notes); and

                                            (II)   after the termination of the
                                                   Class B1 Currency Swap, to
                                                   the Note Trustee for
                                                   application in accordance
                                                   with Condition 5(c) of the A$
                                                   amount that the Trust Manager
                                                   determines in good faith
                                                   needs to be applied on that
                                                   Payment Date in order to
                                                   enable the Issuer to meet its
                                                   obligations to pay Interest
                                                   on the Class B1 Notes on the
                                                   next or, if that Payment Date
                                                   is a Quarterly Payment Date
                                                   that, Quarterly Payment Date;
                                                   and

                                   (3)      payment to the Class B1 Currency
                                            Swap Provider of any Break Costs
                                            payable under the Class B1 Currency
                                            Swap other than in respect of the
                                            termination of the Class B1 Currency
                                            Swap where the Class B1 Currency
                                            Swap Provider is the Defaulting
                                            Party.

                         (G) SEVENTH - where any part of Capital has previously been applied by the Issuer in accordance with Condition 4(g)(iv) by the application by the Issuer for the purposes of replenishment of the Assets of an amount equal to the amount of Capital so applied.

                         (H) EIGHTH - in reducing the Aggregate Principal Loss Amount for the corresponding Collection Period.


-------------------------------------------------------------------------------
                                                                        Page 76

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                         (I) NINTH - in reinstating, pari passu and rateably, the Stated Amount of the Class A Notes to the extent of any Carryover Charge-offs in relation to the Class A Notes.

                         (J) TENTH - in reinstating, pari passu and rateably, the Stated Amount of the Class B Notes to the extent of any Carryover Charge-offs in relation to the Class B Notes.

                         (K) ELEVENTH - subject to compliance with the Prescribed Minimum Level of Liquid Authorised Investments set out in Condition 4(i)(iii) (and the restrictions contained in Condition 4(g)(iv)), payment pari passu and rateably of any Break Costs payable to:

                                   (1)      the Interest Rate Swap Provider in
                                            respect of the termination of the
                                            Interest Rate Swap; and

                                   (2)      a Currency Swap Provider in respect
                                            of the termination of a Currency
                                            Swap where the Currency Swap
                                            Provider is the Defaulting Party.

                         (L) TWELFTH - subject to compliance with the Prescribed Minimum Level of Liquid Authorised Investments set out in Condition 4(i)(iv) (and the restrictions contained in Condition 4(g)(iv)), payment of any Approved Seller's Fee.

                         (M) THIRTEENTH - subject to compliance with the Prescribed Minimum Level of Liquid Authorised Investments set out in Condition 4(i)(v) (and the restrictions contained in Condition 4(g)(iv)), payment of the balance (if any), by way of a distribution of the income of the Trust, to the Residual Income Beneficiaries in proportion to their respective Income Percentages.

                  (ii) The obligation of the Issuer to make any payment under each of the above paragraphs of this Condition 4(g)(i) is limited in each case to the Income, Liquid Authorised Investments and Capital or (as the case may be) to the balance of the Income, Liquid Authorised Investments and Capital available after payment in accordance with the preceding paragraph or paragraphs (if any).

                  (iii) In the event that for any reason whatsoever the Issuer does not have sufficient cash to make all of the payments as provided in Condition 4(g)(i) then the amount available to be paid must be distributed in the order of priority of distribution as referred to in Condition 4(g)(i), and:

                         (A) in the case of the payment of Interest to Class A Noteholders under sub-paragraph
                                   (i)(E), the proportion of any amount
                                   available to be paid to each Noteholder will be the proportion which the Principal Amount of the Notes of that Class held by that Noteholder bears to the Total Principal Amount of all Notes of that Class; and


-------------------------------------------------------------------------------
                                                                        Page 77

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                         (B) in the case of the payment of Interest to Class B Noteholders under sub-paragraph
                                   (i)(F), the proportion of any amount
                                   available to be paid to each Class B
                                   Noteholder will be the proportion which the Principal Amount of the Class B Notes held by that Noteholder bears to the Total Principal Amount of all Class B Notes.

                  (iv)   In the event that:

                         (A) the Issuer receives a payment under Condition 4(g)(i)(C) for Expenses which the Issuer reasonably anticipates will be incurred prior to the next Payment Date; and

                         (B) all or any part of such Expenses are not actually incurred prior to that next Payment Date,

                          then the following provisions apply:

                         (C) the Issuer must repay into the Assets of the Trust on that next Payment Date such excess amount which was not actually incurred; or

                         (D) if the Issuer fails to repay the amount in accordance with sub-paragraph (iii)(C), then such amount will be set-off against the amount which would otherwise be payable under paragraph (i) to the Issuer with respect to Expenses on that next Payment Date.

                  (v) If, during any Financial Year, the amount equal to the aggregate of the Income accrued for a Collection Period and the proceeds of disposal of any Liquid Authorised Investments to be applied, in accordance with Condition 4(i), under Condition 4(g)(i) on the corresponding Payment Date is less than the aggregate of the amounts payable by the Issuer under Conditions 4(g)(i)(A) to 4(g)(i)(F) (inclusive) for that Collection Period, then the Issuer must (at the direction of the Trust Manager) apply Capital in payment of those amounts in the order of priority set out in Condition 4(g)(i) to the extent available to do so.

                  (vi) If any Approved Seller's Fee is not paid in full on a relevant Payment Date, then the unpaid balance bears interest at a rate determined by the Trust Manager and advised to the Issuer from time to time, such interest to be calculated on a daily balance from the due date up to and including the date of actual payment.

                  (vii) Any GST which applies or may apply in respect of any services provided pursuant to the Transaction Documents by the Trust Manager in relation to the Trust will be paid by the Trust Manager from the Trust Manager's Fee or from the Trust Manager's own resources.

                  (viii) In relation to any supply by the Issuer under the Transaction Documents of goods or services in relation to the Trust, the fee payable will be adjusted to take into account any change after 1 July 2000 in the rate of GST payable pursuant to the A New Tax System (Goods and Services Tax Imposition - General) Act 1999.


-------------------------------------------------------------------------------
                                                                        Page 78

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                  (ix) Interest to which any Noteholder may be entitled in respect of a Note for an Interest Period will only fall due for payment by the Issuer to the Noteholder upon the applicable Payment Date.

         (h)      REDRAWS

                  Capitalised terms in this paragraph (h) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

                  If an Obligor makes Additional Repayments in relation to a Loan held by the Issuer then the Issuer must provide a Redraw to the Obligor upon being so directed by the Trust Manager in its absolute discretion and subject to the Trust Manager certifying to the Issuer that:

                  (i) the Redraw to be provided to the Obligor together with the current Unpaid Balance of the Loan will not exceed the scheduled balance of the Loan;

                  (ii) after allowing for all payments which the Issuer is then required to make or which the Trust Manager reasonably expects that the Issuer will be required to make, there is or will be sufficient cash in the assets of the Trust (whether as a result of the issue of Class A1 Notes or otherwise) for the Issuer to provide that Redraw; and

                  (iii) the Purchase Loan is not in Arrears at the time of the request for the Redraw by the Obligor.

                  The Trust Manager may direct the Issuer to, and the Issuer must, apply certain Mortgage Principal Repayments for funding Redraws.

                  If, on a Payment Date, Mortgage Principal Repayments for the Collection Period preceding that Payment Date are insufficient to fund Redraws for that Collection Period, then the Trust Manager may give the Issuer a direction to issue a series of Class A1 Notes in accordance with clause 12 of the Master Trust Deed and clause 5 of the Series Notice. The Trust Manager must not give such a direction unless it has received written confirmation from each Designated Rating Agency that the issue of the Class A1 Notes would not result in a downgrade or withdrawal of a rating of any Note then outstanding.

         (i)      LIQUID AUTHORISED INVESTMENTS

                  Capitalised terms in this paragraph (i) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

                  (i) The Trust Manager is required to ensure that, subject to sub-paragraph (ii), the value of the Liquid Authorised Investments is not at any time less than the Prescribed Minimum Level at that time.

                  (ii) The value of Liquid Authorised Investments may be less than the Prescribed Minimum Level where all or part of the Liquid Authorised Investments is to be applied by the Issuer towards payment of any of the amounts (other than any Break Costs to any Swap Provider under Condition 4(g)(i)(K), Approved Seller's Fee or Beneficiary Distribution) as described in Condition 4(g)(i). The Trust Manager


-------------------------------------------------------------------------------
                                                                        Page 79

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                          may so direct the Issuer and the Issuer must act at the direction of the Trust Manager.


                  (iii) If the payment of the whole of any Break Costs under Condition 4(g)(i)(K) would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:

                          (A) a Swap Provider shall only be entitled to receive, and the Issuer must only pay, that part of the Break Costs to that Swap Provider under Condition 4(g)(i)(K) which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

                          (B) payment of the balance of the Break Costs to a Swap Provider under Condition 4(g)(i)(K) shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

                          Prior to any payment of any Break Costs to any Swap Provider under Condition 4(g)(i)(K), the Trust Manager shall certify to the Issuer that such payment will not breach this sub-paragraph (iii) (upon which certification the Issuer will rely conclusively).

                  (iv) If the payment of the whole of the Approved Seller's Fee under Condition 4(g)(i) would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:

                          (A) an Approved Seller shall only be entitled to receive, and the Issuer must only pay, that part of the Approved Seller's Fee which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

                          (B) payment of the balance of the Approved Seller's Fee shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

                          Prior to any payment of the Approved Seller's Fee, the Trust Manager shall certify to the Issuer that such payment will not breach this sub-paragraph (iv) (upon which certification the Issuer will rely conclusively).

                  (v) If the payment of the whole of the Beneficiary Distribution under Condition 4(g)(i) would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:


-------------------------------------------------------------------------------
                                                                        Page 80

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                          (A) holders of Residual Income Units shall only be entitled to receive, and the Issuer must only pay, that part of the Beneficiary Distribution which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

                          (B) payment of the balance of the Beneficiary Distribution shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

                          Prior to any payment of the Beneficiary Distribution, the Trust Manager shall certify to the Issuer that such payment will not breach this sub-paragraph (v) (upon which certification the Issuer will rely conclusively).

5.       CONDITION 5. REDEMPTION AND PURCHASE

--------------------------------------------------------------------------------

         Capitalised terms in this Condition 5 have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

         (a)      MANDATORY REDEMPTION IN PART FROM MORTGAGE PRINCIPAL
                  REPAYMENTS

                  The US$ Notes are subject to mandatory redemption in part on any Quarterly Payment Date if on that date and/or on the two immediately preceding Payment Dates there are any Mortgage Principal Repayments, Surplus Liquidity and Recovery Amount available to be distributed in relation to such US$ Notes (as detailed in Condition 5(b)). The principal amount so redeemable in respect of each US$ Note prior to enforcement of the Security Trust Deed (each a PRINCIPAL PAYMENT) on any Quarterly Payment Date is subject to the priorities set out in Condition 5(b) and will be the amount available for payment as set out in Condition 5(b) on the day which is 2 Business Days before the Payment Date divided by the number of US$ Notes in that Class which are then outstanding (rounded down to the nearest cent), provided always that no Principal Payment on a US$ Note on any date may exceed the amount equal to the Principal Amount of that US$ Note at that date.

                  The amount of mandatory principal redemptions after enforcement of the Security Trust Deed is subject to the priority of payments set out in the Security Trust Deed.

                  Notice of amounts to be redeemed will be provided by the Trust Manager to the Issuer, the Calculation Agent, the Principal Paying Agent, each Currency Swap Provider and the Note Trustee.

         (b) PRINCIPAL DISTRIBUTIONS ON NOTES PRIOR TO THE ENFORCEMENT OF THE SECURITY TRUST DEED

                  (i)     (A)      All Mortgage Principal Repayments which are
                                   received by the Issuer during each Collection
                                   Period, except to the extent the Trust
                                   Manager directs the Issuer in writing that such moneys be applied or retained for Liquidity Purposes in accordance with the provisions of the Series Notice, Surplus
                                   Liquidity and Recovery Amount for the
                                   corresponding Payment Date must, prior to the enforcement of the Security Trust Deed, be deposited or paid by the Issuer (at the direction of the Trust Manager on


-------------------------------------------------------------------------------
                                                                        Page 81

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                   or before the date which is 2 Business Days before the relevant Payment Date) on the corresponding Payment Date in the following order of priority.

                                   (1)      FIRST - payments to be made in
                                            accordance with Condition 4(g)(iv).

                                   (2) SECOND - to Class A1 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of Class A1 Notes until such time as all Class A1 Notes have been redeemed in full.

                                   (3)      THIRD -

                                            (I)     if the Threshold
                                                    Requirements are satisfied
                                                    on that Payment Date, in
                                                    accordance with Condition
                                                    5(b)(vi); or

                                            (II)    if the Threshold
                                                    Requirements are not
                                                    satisfied on that Payment
                                                    Date, in accordance with
                                                    Condition 5(b)(vii).

                                   (4)      FOURTH - subject to clause 10.2(c)
                                            of the Series Notice, by way of a
                                            distribution of the capital of the
                                            Trust, to the Residual Income
                                            Beneficiaries in proportion to their
                                            respective Income Percentages (to be
                                            distributed on termination of the
                                            Trust).

                                            The obligation of the Issuer to make
                                            any deposit or payment under each of
                                            the above paragraphs of Condition
                                            5(b)(i) is limited in each case to
                                            the Mortgage Principal Repayments,
                                            Surplus Liquidity and Recovery
                                            Amount or (as the case may be) to
                                            the balance of the Mortgage
                                            Principal Repayments, Surplus
                                            Liquidity and Recovery Amount
                                            available after deposit or payment
                                            in accordance with the preceding
                                            paragraph or paragraphs (if any).

                          (B) The proportion of any amount available to be paid to any Noteholder in respect of any Class of Notes will be the proportion which the Principal Amount of the Note in respect of that Class of Notes held by that Noteholder bears to the Total Principal Amount of all Notes in respect of that Class of Notes.

                  (ii) On any Quarterly Payment Date when the Total Principal Amount of all Notes in all Classes does not exceed 10% of the Initial Principal Amount of all Notes the Issuer must, if so directed in writing by the Trust Manager on or before the date which is 2 Business Days before that Quarterly Payment Date, repay the whole of the Principal Amount of all Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

                          (A)      the Trust Manager having provided to:


-------------------------------------------------------------------------------
                                                                        Page 82

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                   (1) each relevant Noteholder, the Issuer and the Note Trustee, 30 days' prior notice (in the case of US$
                                            Noteholders, in accordance with
                                            Condition 12); and

                                   (2)      each Designated Rating Agency, 30
                                            days' prior written notice,

                                   of the Trust Manager's intention to direct the Issuer to redeem the Notes under this sub-paragraph;

                          (B) the Issuer having sufficient cash to make such repayment (upon which the Issuer may rely conclusively on a certification from the Trust Manager);

                          (C) the Issuer retaining such amount as the Trust Manager or the Issuer reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses or payment to any Swap Provider under a Hedge Agreement; and

                          (D) the repayment being made in the order of priority set out in Condition 5(b)(i).

                  (iii) On any Quarterly Payment Date on or after a Step-Up Margin Date the Issuer must, if so directed by the Trust Manager on or before the date which is 2 Business Days before that Quarterly Payment Date, repay the whole of the Principal Amount of any Notes which have a Step-Up Margin Date on or before that Payment Date together with any outstanding Interest in relation to those Notes subject to the following conditions:

                          (A)      the Trust Manager having provided to:

                                   (1) each relevant Noteholder, the Issuer and the Note Trustee, 30 days' prior notice (in the case of US$
                                            Noteholders, in accordance with
                                            Condition 12); and

                                   (2)      each Designated Rating Agency, 30
                                            days' prior written notice,

                                   of the Trust Manager's intention to direct the Issuer to redeem the relevant Notes under this sub-paragraph;

                          (B) the Trust Manager receiving from each Designated Rating Agency written confirmation that the repayment will not result in a downgrade or withdrawal of the rating of any other Notes;

                          (C) the Issuer having sufficient cash to make such repayment (upon which the Issuer may rely conclusively on a certification from the Trust Manager);

                          (D) the Issuer retaining such amount as the Trust Manager or the Issuer reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses, payment to any Noteholder in respect of a Note (other than a Note in respect of which Principal Amount and Interest are to be repaid) or payment to any Swap Provider under a Hedge Agreement; and


-------------------------------------------------------------------------------
                                                                        Page 83

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                          (E) the repayment being made in the order of priority set out in Condition 5(b)(i).

                          The Trust Manager may give a direction described in sub-paragraph (iii) in respect of any one Class of Notes, with a particular Step-Up Margin Date notwithstanding that it has not given a similar direction in relation to any other Class with the same Step-Up Margin Date, provided that in no circumstance may the Trust Manager give a direction described in sub-paragraph (iv) in relation to Class B Noteholders unless:

                          (1) there are at that time no Class A Notes outstanding; or

                          (2) the Trust Manager at the same time gives or has given a direction described in paragraph
                                   (iii) in relation to all Class A Notes then outstanding.

                  (iv) A Noteholder is not entitled to receive any amounts other than:

                          (A)      the Interest payable on, and

                          (B)      the Principal Amount of,

                          Notes held by that Noteholder.

                  (v) The Issuer may not recover any distribution to a Beneficiary from a Beneficiary once it is paid to that Beneficiary except where there has been an error in the relevant calculation of the distribution.

                  (vi) If, on a Payment Date, the Threshold Requirements are satisfied, amounts applied under Condition 5(b)(i)(A)(3)(I) must be deposited or paid, pari passu and rateably:

                         (A)      (1)       prior to the termination of the
                                            Class A2 Currency Swap, to the Class
                                            A2 Currency Swap Provider of the
                                            Class A2 A$ Equivalent of the Class
                                            A2 Currency Swap Notional Amount for
                                            that Payment Date (and, if that
                                            Payment Date is a Quarterly Payment
                                            Date, any reciprocal payment by the
                                            Class A2 Currency Swap Provider is
                                            thereafter to be applied in
                                            accordance with Condition 5(c)(ii)
                                            towards payment of the Principal
                                            Amount of the Class A2 Notes (in the
                                            proportion as specified in
                                            sub-paragraph(i)(B)); and

                                   (2)      after the termination of the Class
                                            A2 Currency Swap, to the Note
                                            Trustee for application in
                                            accordance with Condition 5(c) of
                                            the Class A2 A$ Equivalent of the
                                            Class A2 Currency Swap Notional
                                            Amount for that Payment Date;

                         (B)       (1)      prior to the termination of the
                                            Class B1 Currency Swap, to the Class
                                            B1 Currency Swap Provider of the
                                            Class B1 A$ Equivalent of the Class
                                            B1 Currency Swap Notional Amount for
                                            that Payment Date (and, if that
                                            Payment Date is a Quarterly Payment


-------------------------------------------------------------------------------
                                                                        Page 84

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                            Date, any reciprocal payment by the
                                            Class B1 Currency Swap Provider is
                                            thereafter to be applied in
                                            accordance with Condition 5(c)(iv)
                                            towards payment of the Principal
                                            Amount of the Class B1 Notes (in the
                                            proportion as specified in
                                            sub-paragraph (i)(B)); and

                                   (2)      after the termination of the Class
                                            B1 Currency Swap, to the Note
                                            Trustee for application in
                                            accordance with Condition 5(c) of
                                            the Class B1 A$ Equivalent of the
                                            Class B1 Currency Swap Notional
                                            Amount for that Payment Date; and

                          (C) to Class B2 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of the Class B2 Notes.

                  (vii) If, on a Payment Date, the Threshold Requirements are not satisfied, amounts applied under Condition 5(b)(i)(A)(3)(II) must be deposited or paid in the following order of priority:

                          (A)      (1)      prior to the termination of the
                                            Class A2 Currency Swap, to the Class
                                            A2 Currency Swap Provider of the
                                            Class A2 A$ Equivalent of the Class
                                            A2 Currency Swap Notional Amount for
                                            that Payment Date (and, if that
                                            Payment Date is a Quarterly Payment
                                            Date, any reciprocal payment by the
                                            Class A2 Currency Swap Provider is
                                            thereafter to be applied in
                                            accordance with Condition 5(c)(ii)
                                            towards payment of the Principal
                                            Amount of the Class A2 Notes (in the
                                            proportion as specified in
                                            sub-paragraph (i)(B)); and

                                   (2)      after the termination of the Class
                                            A2 Currency Swap, to the Note
                                            Trustee for application in
                                            accordance with Condition 5(c) of
                                            the Class A2 A$ Equivalent of the
                                            Class A2 Currency Swap Notional
                                            Amount for that Payment Date,

                                   and, in each case, until such time as the Class A2 Notes have been redeemed in full;

                          (B)      pari passu and rateably:

                                   (1)      (I)     prior to the termination of
                                                    the Class B1 Currency Swap,
                                                    to the Class B1 Currency
                                                    Swap Provider of the Class
                                                    B1 A$ Equivalent of the
                                                    Class B1 Currency Swap
                                                    Notional Amount for that
                                                    Payment Date (and, if that
                                                    Payment Date is a Quarterly
                                                    Payment Date, any reciprocal
                                                    payment by the Class B1
                                                    Currency Swap Provider is
                                                    thereafter to be applied in
                                                    accordance with Condition
                                                    5(c)(iv) towards payment of
                                                    the Principal Amount of the
                                                    Class B1 Notes (in the
                                                    proportion as specified in
                                                    sub-paragraph (i)(B)); and


-------------------------------------------------------------------------------
                                                                        Page 85

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                            (II)    after the termination of the
                                                    Class B1 Currency Swap, to
                                                    the Note Trustee for
                                                    application in accordance
                                                    with Condition 5(c)of the
                                                    Class B1 A$ Equivalent of
                                                    the Class B1 Currency Swap
                                                    Notional Amount for that
                                                    Payment Date; and

                                   (2)      to Class B2 Noteholders (in the
                                            proportion as specified in
                                            sub-paragraph (i)(B)) in payment of
                                            the Principal Amount of the Class B2
                                            Notes,

                                   and, in each case, until such time as the Class B Notes have been redeemed in full.

         (c)      US$ ACCOUNT

                  The Issuer must direct each Currency Swap Provider to pay all amounts denominated in US$ payable to the Issuer by each Currency Swap Provider under each Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement. The Issuer has given this direction in each Currency Swap.

                  The Note Trustee must, on each Payment Date on which the Issuer pays an amount under Condition 4(g)(i)(E)(2)(II), 4(g)(i)(F)(1)(II), 5(b)(vi)(A)(2), 5(b)(vi)(B)(2),
                  5(b)(vii)(A)(2) or 5(b)(vii)(B)(1)(II) (the AUD AMOUNT), pay into the US$ Account or to the Principal Paying Agent under the Agency Agreement, an amount in US$ equal to the AUD Amount at the spot exchange rate in New York City for US$ purchases of Australian dollars on that Payment Date.

                  The Issuer must, or must require that the Paying Agents on its behalf, at the direction of the Trust Manager pay all such amounts as follows, and in accordance with the Note Trust Deed and the Agency Agreement (the following not in any order of priority):

                  (i) as contemplated in Conditions 4(g)(i)(E)(2)(I) and 4(g)(i)(E)(2)(II), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payments of Interest on those Class A2 Notes;

                  (ii) as contemplated in Conditions 5(b)(vi)(A)(1), 5(b)(vi)(A)(2), 5(b)(vii)(A)(1) and 5(b)(vii)(A)(2),
                          pari passu to Class A2 Noteholders in payment of the Principal Amount of the Class A2 Notes until such time as all Class A2 Notes have been redeemed;

                  (iii) as contemplated in Conditions 4(g)(i)(F)(1)(I) and 4(g)(i)(F)(1)(II), pari passu to Class B1 Noteholders in relation to Class B1 Notes as payments of Interest on those Class B1 Notes;

                  (iv) as contemplated in Conditions 5(b)(vi)(B)(1), 5(b)(vi)(B)(2), 5(b)(vii)(B)(1)(I) and
                          5(b)(vii)(B)(1)(II), pari passu to Class B1
                          Noteholders in payment of the Principal Amount of the Class B1 Notes until such time as all Class B1 Notes have been redeemed;

                  (v)     as contemplated in Conditions 5(b)(ii) and 5(b)(iii):


-------------------------------------------------------------------------------
                                                                        Page 86

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                          (A) pari passu to Class A2 Noteholders in relation to Class A2 Notes; and

                          (B) pari passu to Class B1 Noteholders in relation to Class B1 Notes,

                          as payment of redemption amounts; and

                  (vi)    as contemplated in Condition 5(f), 5(g) and 5(h):

                          (A) pari passu to Class A2 Noteholders in relation to Class A2 Notes; and

                          (B) pari passu to Class B1 Noteholders in relation to Class B1 Notes,

                          as payment of redemption amounts.

         (d)      CALCULATION OF PRINCIPAL PAYMENTS AND PRINCIPAL AMOUNT

                  (i) On each date which is 2 Business Days before each Payment Date, the Trust Manager must determine:

                          (A) the amount of any Principal Payment in respect of each US$ Note on the Payment Date following that date; and

                          (B) the Principal Amount of each US$ Note as at the first day of the next following Interest Period for the US$ Notes (after deducting any Principal Payment due to be made in respect of each US$ Note on the next Payment Date).

                  (ii) The Trust Manager must notify the Issuer, the Note Trustee, each Paying Agent, the Calculation Agent and each Currency Swap Provider by not later than (or as soon as practicable after) the date which is 2 Business Days before the relevant Payment Date of each determination with respect to the US$ Notes of the Principal Payment and Principal Amount in respect of that Payment Date and will immediately cause details of each of those determinations to be published in accordance with Condition 12. If no Principal Payment is due to be made on the Class A2 Notes or the Class B1 Notes on any Payment Date a notice to this effect will be given to the Class A2 Noteholders or Class B1 Noteholders (as the case may be) in accordance with Condition 12.

                  (iii) If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to any US$ Note in accordance with this paragraph, the Principal Payment and the Principal Amount must be determined by the Calculation Agent in accordance with this paragraph and paragraph
                          (i) above (but based on the information in its possession) and each such determination or calculation will be deemed to have been made by the Trust Manager.


-------------------------------------------------------------------------------
                                                                        Page 87

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         (e)      CALL

                  The Issuer must, when so directed by the Trust Manager (at the Trust Manager's option), purchase or redeem the US$ Notes by repaying the Principal Amount, in the circumstances described in Conditions 5(b)(ii) and 5(b)(iii).

                  The Trust Manager will notify Noteholders of its intention to direct the Issuer in relation to such a repurchase in accordance with Condition 12.

         (f)      REDEMPTION FOR TAXATION OR OTHER REASONS

                  If the Trust Manager satisfies the Issuer and the Note Trustee immediately prior to giving the notice referred to below that:

                  (i) on the next Payment Date the Issuer or a Paying Agent would be required to deduct or withhold from any payment:

                          (A) of principal or interest in respect of the Notes; or

                          (B)      to a Currency Swap Provider under a Currency
                                   Swap,

                          any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency; or

                  (ii) a Government Agency requires the deduction or withholding from any payment by an Obligor in respect of a Purchased Loan of any amount for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by that Government Agency, the Issuer must, when so directed by Noteholders representing at least 75% of the outstanding Principal Amount of the Notes (provided that the Issuer will be in a position on the next Quarterly Payment Date to discharge (and the Trust Manager will so certify to the Issuer and the Note Trustee upon which certification the Issuer and the Note Trustee will rely conclusively) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders (in the case of US$ Noteholders, in accordance with Condition 12), redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Quarterly Payment Date, provided that the redemption is made in the order of priority set out in Condition 5(b)(i).

         (g)      REDEMPTION FOR GROSS UP UNDER CURRENCY SWAPS

                  If the Trust Manager satisfies the Issuer and the Note Trustee immediately prior to giving the notice referred to below that on the next Quarterly Payment Date a Currency Swap Provider would be required to deduct or withhold from any payment under a Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency, the Issuer must, when so directed by the Trust Manager (in its


-------------------------------------------------------------------------------
                                                                        Page 88

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                  sole discretion) (provided that the Issuer will be in a position on such Quarterly Payment Date to discharge (and the Trust Manager will so certify to the Issuer and the Note Trustee) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Quarterly Payment Date, provided that the redemption is made in the order of priority set out in Condition 5(b)(i).

         (h)      REDEMPTION ON MATURITY

                  If not otherwise redeemed, the Issuer must redeem US$ Notes at their Principal Amount on the Maturity Date.

         (i)      CERTIFICATION

                  For the purpose of any redemption made under this Condition 5, the Note Trustee may rely on Officer's Certificate of the Trust Manager that the Issuer will be in a position to discharge all its liabilities in respect of the US$ Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with the US$ Notes and that certificate will be conclusive and binding on the Issuer and the holders of the US$ Notes. The Note Trustee will not incur any liability as a result of relying on such certificate or such certificate subsequently being considered invalid.

         (j)      CHARGE-OFFS

                  If, on any Payment Date, the Aggregate Principal Loss Amount for the corresponding Collection Period exceeds the amount allocated or available for allocation on that Payment Date under Condition 4(g)(i)(H), the Trust Manager must direct the Issuer to, and the Issuer must, on and with effect from that Payment Date:

                  (i)     reduce, pari passu and rateably:

                          (A) the Stated Amount of the Class B1 Notes by the Class B1 US$ Equivalent of the amount of that excess attributable to the Class B1 Notes; and

                          (B) the Stated Amount of the Class B2 Notes by the amount of that excess attributable to the Class B2 Notes,

                          until the Stated Amount of each Class B Note is reduced to zero; and

                  (ii) if the Stated Amount of all Class B Notes is zero and any amount of that excess has not been applied under sub-paragraph (i), reduce, pari passu and rateably:

                          (A) the Stated Amount of the Class A1 Notes by the balance of that excess attributable to the Class A1 Notes; and

                          (B) the Stated Amount of the Class A2 Notes by the Class A2 A$ Equivalent of the balance of that excess attributable to the Class A2 Notes,

                          until the Stated Amount of each Class A Note is zero.


-------------------------------------------------------------------------------
                                                                        Page 89

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

6.       CONDITION 6.  PAYMENTS

--------------------------------------------------------------------------------

         Any instalment of interest or principal, payable on any US$ Note which is punctually paid or duly provided for by the Issuer to the Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such US$ Note is registered on the Record Date, either by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date or by wire transfer in immediately available funds to the account designated by such person as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3 of the Note Trust Deed, with respect to US$ Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially such Clearing Agency to be DTC and such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee.

         (a)      INITIAL PRINCIPAL PAYING AGENT

                  The initial Principal Paying Agent is The Bank of New York, New York branch at its office at 101 Barclay Street, 21W, New York, New York, 10286.

         (b)      PAYING AGENTS

                  The Issuer (or the Trust Manager on its behalf with the consent of the Issuer, such consent not to be unreasonably withheld), may at any time (with the previous written approval of the Note Trustee) vary or terminate the appointment of any Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a specified office in New York City. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Trust Manager on behalf of the Issuer in accordance with Condition 12.

                  (c)      PAYMENT ON BUSINESS DAYS

                  If the due date for payment of any amount of principal or Interest in respect of any US$ Note is not a Business Day then payment will be made on the next succeeding Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day and the holder of that US$ Note is not entitled to any further interest or other payment in respect of that delay.

                  (d)      INTEREST ON UNPAID INTEREST

                  If Interest is not paid in respect of a US$ Note on the date when due and payable (other than because the due date is not a Business Day), that unpaid Interest will itself bear interest (both before and after judgment) at the relevant Interest Rate applicable from time to time to the relevant US$ Note until the unpaid Interest, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Condition 12.

7.       CONDITION 7.  TAXATION

--------------------------------------------------------------------------------

         All payments in respect of the US$ Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or


-------------------------------------------------------------------------------
                                                                        Page 90

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         any Paying Agent is required by applicable law to make any such payment in respect of the US$ Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature. In that event the Issuer or that Paying Agent (as the case may be) must make such payment after such withholding or deduction has been made and must account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer nor any Paying Agent will be obliged to make any additional payments to US$ Noteholders in respect of that withholding or deduction.

8.       CONDITION 8.  PRESCRIPTION

--------------------------------------------------------------------------------

         A US$ Note will become void in its entirety unless surrendered for payment within ten years of the Relevant Date (as defined below) in respect of any payment on it the effect of which would be to reduce the relevant Principal Amount of that US$ Note to zero. After the date on which a US$ Note becomes void in its entirety, no claim may be made in respect of it.

         As used in these Conditions, the RELEVANT DATE means the date on which a payment first becomes due but, if the full amount of the money payable has not been received in New York City by the Principal Paying Agent or the Note Trustee on or prior to that date, it means the date on which, the full amount of such money having been so received, notice to that effect is duly given by the Principal Paying Agent in accordance with Condition 12.

9.       CONDITION 9.  EVENTS OF DEFAULT

--------------------------------------------------------------------------------

         Each of the following is an EVENT OF DEFAULT (whether or not it is within the control of the Issuer).

         (a)      The Issuer fails to pay:

                  (i) any Interest within 10 Business Days of the Payment Date on which the Interest was due to be paid, together with all interest accrued and payable on that Interest; and

                  (ii) any other moneys secured by the Security Trust Deed, within 10 Business Days of the due date for payment (or within any applicable grace period agreed with the Mortgagee (as defined in the Security Trust Deed) to whom the moneys relate).

                          However, it will not be an Event of Default if the Issuer fails to pay any moneys secured by the Security Trust Deed:

                          (A) which are subordinated to payment of amounts due to Class A Noteholders while any moneys secured by the Security Trust Deed remain owing:

                                   (1)      to Class A Noteholders; or

                                   (2)      which rank in priority to amounts
                                            due to Class A Noteholders; or

                          (B) where the Issuer had sufficient available funds with its bankers with which any bank accounts of the Trust are held and had given instructions to those bankers to make that payment, and that the payment would have


-------------------------------------------------------------------------------
                                                                        Page 91

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                                   been made but for temporary technical or administrative difficulties outside the control of the Issuer.

         (b) The Issuer fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of a Transaction Document (including any representation, warranty or undertaking) and that default (if in the opinion of the Security Trustee is capable of remedy) is not remedied within 30 days after written notice (or such longer period as may be specified in the notice) from the Security Trustee requiring the failure to be remedied.

         (c) Any of the following occurs in relation to the Issuer (in its capacity as trustee of the Trust):

                 (i)     an administrator of the Issuer is appointed;

                 (ii) except for the purpose of a solvent reconstruction or amalgamation:

                         (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                                   (1)      the winding up, dissolution or
                                            administration of the Issuer; or

                                   (2)      the Issuer entering into an
                                            arrangement, compromise or
                                            composition with or assignment for
                                            the benefit of its creditors or a
                                            class of them; or

                          (B) the Issuer ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets;

                  (iii) the Issuer is or states that it is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, where this occurs only in relation to another trust of which it is the trustee) and, for the avoidance of doubt, an inability of the Issuer in its capacity as trustee of the Trust to pay its debts does not include the Issuer making any drawings under a Support Facility in accordance with the Transaction Documents;

                  (iv) a receiver, receiver and manager or administrator is appointed (by the Issuer or by any other person) to all or substantially all of the assets and undertaking of the Issuer;

                  (v) an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of the Issuer, or one of them is appointed, whether or not under an order;

                  (vi) as a result of the operation of section 459F(1) of the Corporations Act, the Issuer is taken to have failed to comply with a statutory demand;


-------------------------------------------------------------------------------
                                                                        Page 92

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

                  (vii) the Issuer is or makes a statement from which it may be reasonably deduced that the Issuer is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

                  (viii) the Issuer takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

                  (ix) anything analogous to an event referred to in sub-paragraphs (i) to (viii) (inclusive) or having substantially similar effect occurs with respect to the Issuer.

         (d) The charge created by the Security Trust Deed is not or ceases to be a first ranking charge over the assets of the Trust, or any other obligation of the Issuer (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the moneys secured by the Security Trust Deed.

         (e) Any security interest over the assets of the Trust is enforced.

         (f) An Interest Rate Swap or Currency Swap is terminated and a replacement Interest Rate Swap or Currency Swap (as the case may be) on terms that will not lead to a withdrawal or downgrade of the rating assigned to any Notes, is not put in place.

         (g)      (i)    All or any part of any Transaction Document (other than
                         an Interest Rate Swap or a Currency Swap) is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect; or

                  (ii) a party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document (other than an Interest Rate Swap or a Currency Swap).

         (h)      Without the prior consent of the Security Trustee:

                  (i) the Trust is wound up, or the Issuer is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences;

                  (ii) the Trust is held or is conceded by the Issuer not to have been constituted or to have been imperfectly constituted; or

                  (iii) unless another trustee is appointed to the Trust under the Transaction Documents, the Issuer ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Transaction Documents.

         In the event that the charge constituted by the Security Trust Deed becomes enforceable following an event of default under the Notes any funds resulting from the realisation of such charge will be applied in accordance with the order of priority of payments as stated in the Security Trust Deed.

10.      CONDITION 10.  ENFORCEMENT

--------------------------------------------------------------------------------

         (a) At any time after an Event of Default occurs, the Security Trustee must (subject to being appropriately indemnified), if so directed by an Extraordinary Resolution of the Voting Mortgagees (being 75% of votes capable of being cast by Voting Mortgagees present in person or by proxy of the relevant meeting or a written resolution signed by all Voting Mortgagees) declare the US$ Notes immediately due and payable and declare the charge to


-------------------------------------------------------------------------------
                                                                        Page 93

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



                  be enforceable. If an Extraordinary Resolution of Voting Mortgagees referred to above elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Note Trustee must, at the direction of the US$ Noteholders (by an Extraordinary Resolution of the US$ Noteholders (as defined in the Note Trust Deed) or in writing by the holders of at least 75% of the aggregate Principal Amount of the US$ Notes), direct the Security Trustee to enforce the Security Trust Deed on behalf of the Noteholders.

                  VOTING MORTGAGEE means:

                  (i) with respect only to the enforcement of the charge under the Security Trust Deed, for so long as the amounts outstanding under the Class A Notes and the Class B Notes are 75% or more of all amounts secured by the Security Trust Deed, the Noteholders (being, in the case of the US$ Noteholders, the Note Trustee or, if the Note Trustee has become bound to take steps and/or to proceed under the Security Trust Deed and fails to do so within a reasonable time and such failure is continuing, the US$ Noteholders and then only if and to the extent that the US$ Noteholders are able to do so under Australian law); and

                  (ii) at any other time (subject to the Note Trust Deed and the Security Trust Deed):


                          (A) the Class A Noteholders (being, in the case of the Class A2 Noteholders, the Note Trustee or, if the Note Trustee has become bound to take steps and/or to proceed under the Security Trust Deed and fails to do so within a reasonable time and such failure is continuing, the Class A2 Noteholders and then only if and to the extent that the Class A2 Noteholders are able to do so under Australian law); and

                          (B) each other Mortgagee under the Security Trust Deed (other than a Class A Noteholder).

                          Subject to being indemnified in accordance with the Security Trust Deed, the Security Trustee must take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees and must comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees in accordance with the Security Trust Deed.

                          No Noteholder (in its capacity as Noteholder) is entitled to enforce the Security Trust Deed or to appoint or cause to be appointed a receiver to any of the assets secured by the Security Trust Deed or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in the Security Trust Deed and as referred to in (A) above.

         (b) If any of the US$ Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the US$ Notes, the Note Trustee must not vote under the Security Trust Deed to enforce the Security Trust Deed or dispose of the property mortgaged or charged by the Security Trust Deed or any security interest in favour of the Security Trustee securing the Secured Moneys (the MORTGAGED PROPERTY) unless either:


-------------------------------------------------------------------------------
                                                                        Page 94

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  (i) a sufficient amount would be realised to discharge in full all amounts owing to the US$ Noteholders and any other amounts payable by the Issuer ranking in priority to or pari passu with the US$ Notes; or

                  (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial advisor selected by the Note Trustee, that the cash flow receivable by the Issuer (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer, to discharge in full in due course all the amounts referred to in sub-paragraph (i).

         (c) Neither the Note Trustee (except in the case of negligence, fraud or wilful default by it) nor the Security Trustee (except in the case of negligence, fraud or wilful default by it) will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer or any third party in respect of the Issuer or the Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee will be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of a reasonable opinion reached by it in good faith based on advice received by it in accordance with the Note Trust Deed or the Security Trust Deed, as the case may be.

         (d) Subject to the provisions of the Note Trust Deed, the Note Trustee will not be bound to vote under the Security Trust Deed or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Security Trust Deed, the Note Trust Deed or any US$ Notes, unless directed or requested to do so: (i) by an Extraordinary Resolution of the US$ Noteholders; or (ii) in writing by the holders of at least three-quarters of the aggregate Principal Amount of the US$ Notes, and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

         (e) Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a US$ Note is entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Security Trust Deed or the US$ Notes (including these Conditions) except as provided for in the Security Trust Deed and the Note Trust Deed.

         (f) The rights, remedies and discretions of the US$ Noteholders under the Security Trust Deed including all rights to vote or give instructions or consent can only be exercised by the Note Trustee on behalf of the US$ Noteholders in accordance with the Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the US$ Noteholders from time to time and need not enquire whether the Note Trustee or the US$ Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the


-------------------------------------------------------------------------------
                                                                        Page 95

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                  Note Trustee. The Security Trustee is not obliged to take any action, give any consent or waiver or make any determination under the Security Trust Deed without being directed to do so by the Voting Mortgagees in accordance with the Security Trust Deed.

         (g) Prior to the Security Trustee becoming actually aware of the occurrence of an Event of Default and provided that it has been indemnified in accordance with the Security Trust Deed, the Security Trustee may enforce the Security Trust Deed without an Extraordinary Resolution of the Voting Mortgagees if it believes (in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees (provided that it must enforce the Security Trust Deed if so directed by an Extraordinary Resolution of the Voting Mortgagees).

         Upon enforcement of the charge created by the Security Trust Deed, the net proceeds of enforcement may be insufficient to pay all amounts due on redemption of the Notes. The proceeds from enforcement (which will not include amounts required by law to be paid to the holder of any prior ranking security interest, and the proceeds of cash collateral lodged with and payable to a Swap Provider or other provider of a Support Facility) will be applied in the order of priority as set out in the Security Trust Deed. Any claims of the Noteholders remaining after realisation of the charge and application of the proceeds will, except in certain limited circumstances, be extinguished.

11.      CONDITION 11.  REPLACEMENT OF US$ NOTES

--------------------------------------------------------------------------------

         If any US$ Note is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of any Paying Agent upon payment by the claimant of the costs incurred in connection with that replacement and on such terms as to evidence and indemnity as the Paying Agent may reasonably require. Mutilated or defaced US$ Notes must be surrendered before replacements will be issued.

12.      CONDITION 12.  NOTICES

--------------------------------------------------------------------------------

         (a) Where the Note Trust Deed or these Conditions provide for notice to US$ Noteholders of any event, such notice shall be sufficiently given (unless otherwise provided by law or otherwise herein expressly provided) if:

                  (i) for so long as any Notes are listed on the Australian Stock Exchange, published in a leading newspaper having general circulation in Australia. Each such notice will be deemed to be given on the date of the first publication; or

                  (ii) in relation to any notice specifying a Quarterly Payment Date, an Interest Rate, any Interest payable, any Principal Payment (or the absence of a Principal Payment) or the Principal Amount of any US$ Note after any Principal Payment, that notice is published on a page of the Reuters Screen or the electronic information system made available by Bloomberg L.P. or any other similar electronic reporting service as may be approved by the Note Trustee in writing and notified to the US$ Noteholders.


-------------------------------------------------------------------------------
                                                                        Page 96

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


                          Such notice will be deemed to be given on the first date on which it appears on the relevant electronic reporting service; or

                  (iii) if, for any reason, it is impractical to give notice in the manner provided in paragraph (ii) of this Condition 12(a), then the manner of giving notice referred to in paragraph (i) of this Condition 12(a) shall be deemed to be a sufficient giving of notice.

         (b) Where these conditions provide for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by US$ Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

13. CONDITION 13. MEETINGS OF VOTING MORTGAGEES AND MEETINGS OF US$ NOTEHOLDERS; MODIFICATIONS; CONSENTS; WAIVER

--------------------------------------------------------------------------------

         The Security Trust Deed contains provisions for convening meetings of the Voting Mortgagees to, among other things, enable the Voting Mortgagees to direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed, for example to enable the Voting Mortgagees to direct the Security Trustee to enforce the Security Trust Deed.

         The Note Trust Deed contains provisions for convening meetings of US$ Noteholders to consider any matter affecting their interests, including the directing of the Note Trustee to direct the Security Trustee to enforce the charge under the Security Trust Deed, or the sanctioning by Extraordinary Resolution of the US$ Noteholders of a modification of the US$ Notes (including these Conditions) or the provisions of any of the Relevant Documents, provided that no modification of certain terms including, among other things, the date of maturity of the US$ Notes, or a modification which would have the effect of altering the amount of interest payable in respect of a US$ Note or modification of the method of calculation of the interest payable or of the date for payment of interest in respect of any US$ Notes, reducing or cancelling the amount of principal payable in respect of any US$ Notes or altering the majority required to pass an Extraordinary Resolution or altering the currency of payment of any US$ Notes or an alteration of the date or priority of payment of interest on, or redemption of, the US$ Notes (any such modification being referred to below as a BASIC TERMS MODIFICATION) will be effective except that, if the Note Trustee is of the opinion that such a Basic Terms Modification is being proposed by the Issuer as a result of, or in order to avoid, an Event of Default, such Basic Terms Modification may be sanctioned by Extraordinary Resolution of the US$ Noteholders as described below. The quorum at any meeting of US$ Noteholders for passing an Extraordinary Resolution will be two or more persons holding or representing over 50% of the aggregate Principal Amount of the US$ Notes then outstanding or, at any adjourned meeting, two or more persons being or representing US$ Noteholders whatever the aggregate Principal Amount of the US$ Notes so held or represented except that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification, the necessary quorum for passing an Extraordinary Resolution will be two or more persons holding or representing 75% or at any adjourned such meeting 25%, or more of the aggregate Principal Amount of the US$ Notes then outstanding. An


-------------------------------------------------------------------------------
                                                                        Page 97

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


         Extraordinary Resolution passed at any meeting of US$ Noteholders will be binding on all US$ Noteholders, whether or not they are present at the meeting. The majority required for an Extraordinary Resolution will be 75% of the votes cast in respect of that Extraordinary Resolution.

         Pursuant to the terms of the Note Trust Deed, the Note Trustee, the Trust Manager and the Issuer may agree, without the consent of the US$ Noteholders, among other things, to any alteration, addition or modification to the Notes or any Transaction Document that is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Note Trustee, necessary to comply with the provisions of any law or regulation or with the requirements of any governmental authority;

         (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any governmental authority; or

         (d) in the opinion of the Note Trustee neither prejudicial nor likely to be prejudicial to the interests of the US$ Noteholders.

         The Note Trustee may also, in accordance with the Note Trust Deed and without the consent of the US$ Noteholders (but not in contravention of an Extraordinary Resolution), waive or authorise any breach or proposed breach of the US$ Notes (including these Conditions) or any Transaction Document or determine that any Event of Default or any condition, event or act which with the giving of notice and/or lapse of time and/or the issue of a certificate would constitute an Event of Default will not, or will not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination will be binding on the US$ Noteholders and, if, but only if, the Note Trustee so requires, any such modification must be notified to the US$ Noteholders in accordance with Condition 12 as soon as practicable.

14. CONDITION 14. INDEMNIFICATION AND EXONERATION OF THE NOTE TRUSTEE AND THE SECURITY TRUSTEE

--------------------------------------------------------------------------------

         The Note Trust Deed and the Security Trust Deed contain provisions for the indemnification of the Note Trustee and the Security Trustee (respectively) and for their relief from responsibility, including provisions relieving them from taking proceedings to realise the charge under the Security Trust Deed and to obtain repayment of the US$ Notes unless indemnified to their satisfaction. Each of the Note Trustee and the Security Trustee is entitled to enter into business transactions with the Issuer and/or any other party to the Relevant Documents without accounting for any profit resulting from such transactions. Except in the case of negligence, fraud or wilful default (in the case of the Security Trustee) or negligence, fraud or wilful default (in the case of the Note Trustee), neither the Security Trustee nor the Note Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, other Mortgaged Property or any related deeds or documents of title, being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operators or by any person on its behalf if prudently chosen in accordance with the Transaction Documents.


-------------------------------------------------------------------------------
                                                                        Page 98

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

         Where the Note Trustee is required to express an opinion or make a determination or calculation under the Transaction Documents, the Note Trustee may appoint or engage such independent advisors as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and any costs and expenses properly incurred by and payable to those advisors will be reimbursed to the Note Trustee by the Issuer or, if another person is expressly stated in the relevant provision in a Transaction Document, that person.

15. CONDITION 15. LIMITATION OF LIABILITY OF THE ISSUER

--------------------------------------------------------------------------------

         (a)      GENERAL

                  Clause 32 of the Master Trust Deed applies to the obligations and liabilities of the Issuer in relation to the US$ Notes.

         (b)      LIABILITY OF ISSUER LIMITED TO ITS RIGHT OF INDEMNITY

                  (i) The Transaction Documents apply to the Issuer only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Issuer acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of property of the Trust out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents or the Trust.

                  (ii) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the assets of the Trust), liquidator, administrator or similar person to the Issuer or prove in any liquidation, administration or arrangements of or affecting the Issuer (except in relation to the assets of the Trust).

                  (iii) The provisions of this Condition 15 do not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification out of the Assets of the Trust as a result of the Issuer's fraud, negligence, or wilful default.

                  (iv) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of the Issuer for the purpose of paragraph (iii) of this Condition 15 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party (other than a person whose acts or omissions the Issuer is liable for in accordance with the Transaction


-------------------------------------------------------------------------------
                                                                         Page 99

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------



                          Documents) to fulfil its obligations relating to the Trust or by any other act or omission of any Relevant Party (other than a person whose acts or omissions the Issuer is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Issuer.

                  (v) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purpose of paragraph (iii) of this Condition 15, provided (in the case of any person selected and appointed by the Issuer) that the Issuer has exercised reasonable care in the selection of such persons.

                  (vi) In this Condition 15(b), RELEVANT PARTY means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider.

16.      CONDITION 16.  GOVERNING LAW

--------------------------------------------------------------------------------

         The US$ Notes and the Relevant Documents are governed by, and shall be construed in accordance with, the laws of New South Wales, Australia. The Note Trust Deed is governed by the laws of New South Wales, Australia and the administration of the trust constituted under the Note Trust Deed is governed by the law of the State of New York.


-------------------------------------------------------------------------------
                                                                        Page 100

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------


SUMMARY OF PROVISIONS RELATING TO THE US$ NOTES WHILE IN GLOBAL FORM

--------------------------------------------------------------------------------



Each of the US$ Notes will initially be represented by typewritten book-entry notes (the GLOBAL NOTES), without coupons, in the principal amount of US$[*] (in the case of the Class A2 Global Note) and US$[*] (in the case of the Class B1 Global Note). The Global Notes will be deposited with the Common Depositary for DTC on or about the Closing Date. Upon deposit of the Global Notes with the Common Depositary, DTC will credit each investor in the US$ Notes with a principal amount of US$ Notes for which it has subscribed and paid.

Each Global Note will be exchangeable for definitive Notes in certain circumstances described below.

(a)      PAYMENTS

Interest and principal on each Global Note will be payable by the each Paying Agent to the Common Depositary.

Each of the persons appearing from time to time as the beneficial owner of a US$ Note will be entitled to receive any payment so made in respect of that US$ Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the US$ Notes which must be made by the Issuer to the holder of the relevant Global Note for so long as such Global Note is outstanding.

A record of each payment made on a Global Note, distinguishing between any payment of principal and any payment of interest, will be recorded in the Note Register by the Note Registrar and such record shall be prima facie evidence that the payment in question has been made.

(b)      EXCHANGE

A Global Note will be exchangeable for Definitive Notes only if:

         (i) the Principal Paying Agent advises the Trust Manager in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the US$ Notes and the Trust Manger is unable to locate a qualified successor; or

         (ii) the Issuer, at the direction of the Trust Manager, advises the Principal Paying Agent in writing that it has elected to terminate the book-entry system through DTC; or

         (iii) after the occurrence of an Event of Default, the Note Trustee, at the written direction of Noteholders holding a majority of the outstanding Principal Amount of the US$ Notes, advises the Issuer and the Principal Paying Agent that the continuation of a book-entry system is no longer in the best interests of the US$ Noteholders.

If any event referred to above occurs, the Trust Manager must direct the Issuer to, and the Issuer must (at its expense), within 30 days of becoming aware of the occurrence of the relevant event, issue Definitive Notes in exchange for the whole of the outstanding interest in the relevant Global Note.


-------------------------------------------------------------------------------
                                                                        Page 101

Note Trust Deed                                          Allens Arthur Robinson

-------------------------------------------------------------------------------

(c)      NOTICES

So long as the US$ Notes are represented by Global Notes and the same are held on behalf of the Clearing Agency, notices to US$ Noteholders may be given to the Clearing Agency for communication by it to entitled account holders in substitution for delivery to each Note Owner as required by the Conditions.

(d)      CANCELLATION

Cancellation of any US$ Note required by the Conditions will be effected by reduction in the principal amount of the relevant Global Note.


-------------------------------------------------------------------------------
                                                                        Page 102